Exhibit 10.1
OEM PURCHASE AND LICENSE AGREEMENT
between
EMC CORPORATION
176 South Street
Hopkinton, MA 01748
AND
BROCADE COMMUNICATIONS SYSTEMS, INC
1745 Technology Drive
San Jose, CA 95110
AND
BROCADE COMMUNICATIONS SWITZERLAND, SarL
29 route de l’Aeroport
Case Postale 105
1215 Geneva 15, Switzerland
AND
BROCADE COMMUNICATIONS SERVICES SWITZERLAND, SarL
29 route de l’Aeroport
Case Postale 105
1215 Geneva 15, Switzerland
OEM Agreement Number OEM 051208

i

OEM Purchase and License Agreement
This OEM Purchase and License Agreement (“Agreement”) is entered into by and between BROCADE Communications Systems, Inc., a Delaware corporation with an office located at 1745 Technology Drive, San Jose, California 95110, and BROCADE Communications Switzerland SarL., a Geneva corporation with principal offices at 29 Route de l’Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland, and BROCADE Communications Services Switzerland, SarL,, a Geneva corporation with principal offices at 29 Route de l’Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland (collectively, “BROCADE”), and EMC Corporation, 176 South Street, Hopkinton, MA 01748 together with its designated Subsidiaries (“EMC”), and commences on the date accepted and executed by BROCADE (“Effective Date”).
RECITALS
     A. WHEREAS, following the merger and acquisition of McData Corporation (“McData”), the parties desire to, (i) terminate the existing OEM agreement between McData and EMC, (ii) terminate and restate the Purchase Agreement between BROCADE and EMC, and (iii), provide a frame work for adding future products to this OEM Agreement between BROCADE and EMC.
     B. WHEREAS, in consideration of the mutual premises contained herein, BROCADE and EMC agree as follows:
1. DEFINITIONS
“EMC” means the entity executing this Agreement, and all Subsidiaries or Affiliates thereof which (i) order and/or receive Products and/or Services, and/or (ii) license Software pursuant to the provisions of this Agreement. “Affiliates” means, with respect to EMC, any corporation or other organization, whether incorporated or unincorporated, which is an affiliate of EMC as “affiliate” is defined in Rule 12.2 of the Exchange Act. “Subsidiary” means with respect to EMC, any corporation, or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by EMC or by any one of more of its Subsidiaries or by EMC and one or more of its Subsidiaries or (b) EMC or any other Subsidiary of EMC is a general partner (excluding any such partnership where EMC or any Subsidiary of EMC does not have the majority voting interest in such partnership).
“Customer” means any entity to which EMC sells, rents, leases, licenses, or distributes BROCADE Products, including EMC’s Resellers and End User Customers.
“Reseller” means any business entity which EMC utilizes to sell, market and service Products and sublicense Software for eventual use by End User Customers in accordance with the terms of this Agreement and any License(s) (as defined in Section 4 of this Agreement) relating thereto.
EMC/Brocade Confidential
OEM Purchase Agreement

“End User Customer” means any entity which purchases BROCADE-manufactured Products from EMC or Reseller and/or licenses Software associated therewith for its use in accordance with BROCADE’s then-current published specifications, configurations, and compatibility guidelines for data communications networking.
“Object Code Software” means the machine-readable object code software e.g., the system diskette, any supporting software diskette(s) and/or the firmware embedded in all ROM, PROM or equivalent components of Product, including (i) the systems manual(s) supplied with each Product which is sublicensed pursuant to the terms of this Agreement and supplied to EMC by BROCADE, (ii) the machine-executable instructions and all associated descriptive material and documentation for each processor within each Product supplied by BROCADE pursuant to this Agreement, and (iii) subsequent updates and/or enhancements provided by BROCADE pursuant to this Agreement. Such Software may be provided to EMC on magnetic media or in written or graphic form which performs, describes, or illustrates the performance of all on-line functions, off-line utilities, and diagnostics pertinent to the Product.
“Products” means certain BROCADE data communication equipment, hardware, related features, conversions, options, other accessories, Spares (as defined below) and Software (as defined below) which EMC is authorized to purchase and distribute, either as referenced in Exhibit A of this Agreement on the Effective Date of this Agreement, or as referenced in modifications and additions to Exhibit A which EMC and BROCADE may agree upon from time to time. Any reference in this Agreement to the purchase, distribution or sale (or any like term) of the Products herein shall be deemed to infer the license of the Software. As specified in Section 4.2.3, title to the Software shall always remain in BROCADE or its suppliers. The specification is referenced by a part number in Exhibit A.
“Professional Services” means the BROCADE professional services offerings that EMC may sell to End User Customers and/or subcontract BROCADE to perform such services, as further set forth and described in Exhibit J.
“Services” means the technical support, repairs, and training provided by BROCADE to EMC under this Agreement.
“Software” means the collective reference to Object Code Software, device drivers and firmware included in the Product and any other software which may be listed herein.
“Spares” means all parts, components or Field Replaceable Units (FRUs) of Products used for maintaining installed Products which are generally made available by BROCADE for separate sale.
“Days” means calendar days unless otherwise noted.
“Sales Order Release” means sales orders released by EMC to BROCADE in accordance with this Agreement.
“BROCADE Consignment Kanban” means BROCADE owned products that are provided to EMC for storage in one of the BROCADE Consignment KanBan sites for the purpose of on-demand fulfillment of EMC’s requirements for Products.
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“Product Specification” means the current or most recent EMC Purchase Specification on file in EMC’s documentation control system and has been submitted to and accepted by BROCADE.
2. TERM AND TERMINATION
2.1 Subject to the provisions of sub-Sections 2.2, 2.3, 2.4 and 2.5 below, the initial term of this agreement shall be for a period of three (3) years from the Effective Date and will automatically extend for successive periods of one (1) year each unless either Party provides one hundred and eighty (180) days written notice to the other party prior to such renewal date.
2.2 EMC may terminate this Agreement at any time, without cause, by giving BROCADE at least sixty (60) days prior written notice. Termination of this Agreement will not relieve the parties of any obligations incurred prior to the date of termination.
2.3 In addition to the termination rights specified in sub-Section 2.2, above, either party may immediately terminate this Agreement upon written notice if the other party:
2.3.1 becomes insolvent or bankrupt, files or has filed against it a petition in bankruptcy, or undergoes a reorganization pursuant to a petition in bankruptcy filed with respect to it; or
2.3.2 is dissolved or liquidated, or has a petition for dissolution or liquidation filed with respect to it; or
2.3.3 is subject to property attachment, court injunction, or court order which substantially and negatively affects its operations; or
2.3.4 makes an assignment for the benefit of creditors; or
2.3.5 ceases to function as a going concern or to conduct its operations in the normal course of business.
2.4 Either party may immediately terminate this Agreement upon written notice if the other party fails to perform any of the material obligations imposed upon it under the terms of this Agreement so as to be in default hereunder and fails to cure such default within thirty (30) days after receiving written notice thereof.
2.5 During the notice period under 2.1 or 2.2, EMC may issue additional purchase orders with deliveries to be scheduled not later than one hundred and twenty (120) days after the specified termination date.
3. SCOPE AND TERRITORY OF AGREEMENT
3.1 BROCADE agrees to sell Products and product support to EMC in accordance with the terms and conditions of this Agreement. This Agreement is non-exclusive and the parties may enter into similar agreements with other parties. EMC shall not be obligated to purchase any Products or product support from BROCADE hereunder.
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OEM Purchase Agreement

3.2 BROCADE appoints EMC to market and distribute the Products and sublicense, market, distribute and demonstrate the Software directly or indirectly through Resellers worldwide. EMC or Resellers may only distribute the Software to End User Customers pursuant to an End User Software License Agreement (“EULA”) which such EULA (a) contains terms no less protective of BROCADE’s Intellectual Property Rights in the Software than of EMC’s protection provided in other EMC software offerings.
3.3 Affiliated Companies. Any of EMC’s divisions or plants may purchase Products, materials, replacements and repair and refurbishment services (collectively “Products and Services”) from BROCADE set forth in this Agreement. All other companies controlled by, controlling or under common control with EMC (“Affiliated Companies”), or EMC designated third parties, shall not purchase Products and Services from BROCADE under this Agreement without the prior written approval of EMC as evidenced by a signed amendment to such Exhibit L. EMC agrees that approved EMC Affiliated Companies and EMC designated third parties shall be bound by the terms and conditions of this Agreement and EMC will ensure compliance to the terms of this Agreement by such EMC Affiliated Companies and EMC designated third parties. BROCADE agrees to extend credit and payment terms as defined in Paragraph 5 of the Agreement to such Affiliated Companies and EMC designated third parties if such Affiliated Companies and EMC designated third parties meet BROCADE’s credit requirements. EMC will guarantee payment for such Products and Services that EMC approved Affiliated Companies and EMC designated third parties purchase from BROCADE if such Affiliated Companies and EMC designated third parties fail to make payment within forty-five (45) days from the date of BROCADE’s invoice to such Affiliate or EMC designated third party.
3.4 BROCADE Entity for Performance. With respect to any BROCADE offerings to be delivered within the United States or its territories, this Agreement is entered into, and all BROCADE Offerings shall be performed by or on behalf of BROCADE Communications Systems Inc., (“BROCADE-US”). When the Products or Support are to be delivered outside the United States or its territories or any Professional Services are bundled with such Products or Support, this Agreement is entered into, and shall be performed by or on behalf of BROCADE Communications Switzerland SarL, (“BROCADE-Switzerland I”). For Professional Services to be delivered outside the United States or its territories at an End User Customer location on a standalone basis (without accompanying Products or Support bundled with the Professional Services), this Agreement is entered into, and shall be performed by or on behalf of BROCADE Communications Services Switzerland SarL, (“BROCADE-Switzerland II”).
4. INTELLECTUAL PROPERTY RIGHTS
4.1 Subject to Section 4.2, BROCADE grants EMC all appropriate rights and licenses worldwide, at no additional charge beyond its price for the Products, under BROCADE’s applicable patents, copyrights and other intellectual property rights, (“Intellectual Property Rights”) as necessary for EMC to use, market, promote, lease, sell and distribute both directly and indirectly through third parties provided EMC and such third parties have entered into written agreements with terms and conditions providing that the Software may only be distributed in object code form pursuant to written license terms (which may be incorporated into EMC’s or third parties’ own license agreement) under which each End User Customer agrees (a) to operate and use the Software for its own internal business purposes, in the form of object code only, without the right to further license or sublicense, and (b) not to reverse assemble, reverse compile, or reverse engineer the Software in whole or in part, except as specifically permitted by law. Except
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OEM Purchase Agreement

as expressly herein stated, no other license is granted to EMC and all other rights are reserved to BROCADE and/or its licensors.
4.2 Software License.
4.2.1 Subject to the terms and conditions of this Agreement, BROCADE hereby grants to EMC a non-exclusive, worldwide, revocable (except as expressly provided in Section 4.2.4), royalty-free (except as set forth in this Agreement) right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights of BROCADE, to (i) use, execute, and display Object Code Software of BROCADE used in the operation and support of the Product, including upgrades, updates, bug fixes or modified versions or backup copies of the same, in object code form, in conjunction with, or for use with Products, (ii) distribute or license the Software, in object code form, as part of, in conjunction with, or for use with Products sold or leased by EMC to End User Customers, and (iii) authorize, license and sublicense third parties to do any, some, or all of the foregoing provided EMC and such third parties have entered into written agreements with terms and conditions providing that the Software may only be distributed in object code form pursuant to written license terms (which may be incorporated into EMC’s or third parties’ own license agreement) under which each End User Customer agrees (a) to operate and use the Software for its own internal business purposes, in the form of object code only, without the right to further license or sublicense, (b) not to reverse assemble, reverse compile, or reverse engineer the Software in whole or in part, except as specifically permitted by law. EMC shall distribute the Software to End User Customers pursuant to EMC’s end user license agreement, attached set forth specifically in Exhibit K, as updated by EMC from time to time, except as specifically agreed to between the parties.
4.2.2 Neither EMC nor EMC’s Resellers shall have the right to (i) modify or adapt the Software for other products or create derivative works of the Software, (ii) decompile, reverse engineer, or disassemble the Software for purposes of designing similar products, or (iii) use or distribute the Software other than in connection with the use or distribution of the Products.
4.2.3 EMC agrees that the foregoing licenses do not grant any title or other right of ownership to the Software and that BROCADE owns and shall continue to own all right, title and interest in and to the Software.
4.2.4 Upon any termination or expiration of this Agreement, EMC’s rights set forth in this Section 4.2 shall terminate except as follows: (i) End Users shall be permitted continued use of the Software in conjunction with the operation of the Products so long as they are not in breach of an end user license agreement similar to EMC’s end user license agreement attached hereto as Exhibit K, and (ii) EMC shall retain a nonexclusive, worldwide license to use and execute the then-current version of the Software internally (in object code form only) for the sole purpose of assisting End Users with the maintenance of the Products purchased from EMC.
4.2.5 There are two methods by which Software Licensing takes place. The first is the Royalty Payment Process as defined in Exhibit I. All remaining Software licenses are purchased via the standard procurement process as defined in Section 7, “Forecasts, Orders and Delivery”.
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OEM Purchase Agreement

4.3 Except as otherwise specified in a written agreement between EMC and BROCADE, as between EMC and BROCADE, the rights in the Products are and will remain the sole and exclusive property of BROCADE and its vendors, if any, whether the Products are separate or combined with any other products. Unless otherwise limited by such written agreement, BROCADE’s rights under this Section, will include, but not be limited to (i) all copies of the Software for the Products, in whole or in part; (ii) all intellectual property rights in the Products; and (iii) all modifications to, and derivative works based upon the Products.
4.4 EMC hereby grants to BROCADE, and BROCADE hereby accepts a royalty-free, personal, worldwide, non-exclusive, non-transferable right and license to use those EMC marks designated by EMC solely on Product and collateral materials provided to EMC or on behalf of EMC. BROCADE shall use EMC, the EMC logo, EMC’s brand name for the Product, and any other EMC mark only during the term of this Agreement, only in connection with its manufacture, distribution and support of the Product for EMC in accordance with the terms of this Agreement, and only in accordance with EMC’s written guidelines for such usage. BROCADE shall not use any such EMC marks in connection with any business conducted by BROCADE other than dealings with the Products in accordance with the terms of this Agreement. BROCADE agrees that its use of the EMC marks shall not create in its favor any right, title or interest therein and acknowledges EMC’s exclusive right, title and interest thereto. BROCADE agrees that it will not use, without EMC’s prior written consent, any mark which is likely to be similar to or confused with any of EMC’s trademarks.
5. PRICE, PAYMENT AND MARKETING HOLD-BACK
5.1 Prices and Updates. The prices to be paid by EMC for any Product(s) ordered pursuant to this Agreement are set forth in Exhibit A. BROCADE will give written notice to EMC of updated pricing and the updated pricing shall apply to BROCADE shipments delivered after the effective date as defined within the most current Exhibit A. Prices will not increase, except as agreed to by EMC. The Parties will participate in scheduled Quarterly pricing reviews with the objective of achieving quarterly price reductions and consider reductions in pricing based on market conditions and reductions in Product costs. In pursuing cost reductions hereunder, BROCADE agrees to use reasonable commercial efforts in the normal course of business to value engineer the Products so as to reduce the unit cost to EMC throughout the term of this Agreement.
5.2 Payment. Terms of payment are [**] calendar days from the date of receipt of a correct invoice provided that the invoice is issued on or after the day the applicable Product(s) is shipped from BROCADE to EMC. Payment of an invoice shall not constitute or imply acceptance of the Product or relieve BROCADE of any obligations assumed under this Agreement, nor prevent EMC from asserting any other rights it may have under this Agreement. Each Product shipment shall be invoiced by BROCADE upon shipment, and paid for by EMC when due, without regard to other scheduled deliveries, with the exception of the Royalty Payment Process as defined in Exhibit I. All prices and fees described in this Agreement are in United States dollars and all payments hereunder shall be made in United States Dollars (i) by electronic wire transfer for international shipments, or (ii) by electronic wire transfer or check for domestic shipments.

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5.3 Taxes. EMC will attach any applicable resale certificate to this Agreement. Except as exempted by the resale certificate, EMC shall include proper sales, value added, use, property, excise and like taxes, import duties and/or other applicable levies (“Tax”) on all payments due to BROCADE. If EMC is required by any national government to withhold from any payments specified herein Tax attributable to BROCADE as a result of such payment, then EMC will withhold such Tax.
5.4 Marketing Development Funds. BROCADE may provide marketing development funds in accordance with a mutually agreed to plan that may be adjusted from time to time as agreed to by the parties.
5.5 Additional Product Discounts. BROCADE and EMC shall establish a rebate process for review and reconciliation of additional Product discounts which may be requested by EMC from time to time on account of significant order size, strategic customer accounts, or to meet competitive pricing from competing manufacturers.
5.6 Favorable Pricing. BROCADE represents and warrants that the prices for Products will not be less favorable than prices applicable to sales by BROCADE to any other like customer purchasing like or lesser quantities of substantially comparable products under similar terms and conditions. If at any time during the term of this Agreement BROCADE accords to any other such customer more favorable prices, BROCADE will immediately offer to sell the Products to EMC at equivalent prices accorded to such other customer.
6. TITLE AND RISK OF LOSS. Except as set forth in Section 4.2.3 with regard to title to the Software, title to Products purchased by EMC and the risk of loss or damage in the goods shall pass to EMC upon delivery as defined in Section 7.
7. FORECASTS, ORDERS, AND DELIVERY [NOTE: EMC REQUEST]
7.1 EMC Forecasts. The [**] will be used to [**] and [**] and [**] [**] as [**] in a [**] [**] will provide [**] via the [**] by [**] which shall include any [**] to [**], the [**] of [**] that [**] and [**] the [**]. The [**] will provide [**] for [**] and [**] for an [**] shall [**] its [**] and [**] of such [**] and [**] within [**] after [**] to the provisions of this Agreement. [**] is [**] to the provisions detailed in [**] shall [**] within[**] of receipt [**] which shall [**] any [**] and shall [**] if applicable.
7.2 Purchase Orders
EMC and BROCADE agree to three (3) purchase processes depending on business requirements as agreed by the parties: Drop Ship Process, Standard Purchase Process and Kanban Process. Purchase order numbers shall be referenced on all correspondence, invoicing, and packing slips relating to each order. Nothing contained herein shall prohibit EMC from purchasing Spares or replacement parts from any other vendor, provided, however, that BROCADE shall have no responsibility with respect to such Spares purchased from any other vendor.

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OEM Purchase Agreement

7.3 Purchase Orders — Drop Ship Process and Standard Purchasing Process
7.3.1 Procedures for Submission. EMC shall submit a written or electronic purchase order or Sales Order Releases for all Product(s) ordered from BROCADE. Purchase orders or Sales Order Releases shall specify EMC’s part numbers and total dollar amount. The actual shipping destination will be specified on EMC’s Sales Order Release. For EMC purchase orders or Sales Order Releases for quantities of Product(s) within BROCADE’s supply commitment, BROCADE shall accept such purchase orders or Sales Order Releases at lead-time, provided such purchase orders or Sales Order Releases comply with the terms of this Agreement. Sales Order Releases in excess of BROCADE’s supply commitment will be fulfilled on a commercial efforts basis. In the event of a conflict between the provisions of this Agreement and the terms and conditions of EMC’s purchase order or Sales Order Release, the provisions of this Agreement shall prevail. Any additional terms contained in EMC’s purchase orders or Sales Order Release or BROCADE’s order acknowledgements shall not be binding unless accepted by the other party in writing. Additional procedures and requirements for order processing and fulfillment are specified in the mutually agreed to SOP.
7.3.2 Shipping Products. BROCADE will deliver Product(s) only upon receipt of EMC’s Sales Order Releases or standard purchase orders and within lead-times specified in mutually agreed to SOP.
7.3.3 Supply Flexibility
7.3.3.1 Sales Order Release. EMC shall have the right to request to cancel or reschedule prior to shipment of any Sales Order Release. Any accepted cancellation or rescheduling shall be without cost or charge of any kind to EMC, provided that if cancellations exceed acceptable levels, the parties will work together to reduce the number of cancellations.
7.3.3.2 Purchase orders and DSRs liability. If EMC’s reschedule request moves Product outside of EMC’s current fiscal quarter, the maximum dollar value as committed by BROCADE during the last month of EMC’s Quarter will determine EMC’s purchase liability prior to BROCADE’s end of quarter. Any liability will be documented, and the specific remedy for such liability will be agreed to by the parties within fourteen (14) days after EMC’s end of quarter. All notices of changes will be communicated in writing via the DSR. The dollar value of Products rescheduled out of EMC’s fiscal quarter may not be subsequently moved or cancelled.
7.3.3.3 Supply Reserve. EMC will request and BROCADE shall commit to next quarter pipeline material that will be made available prior to EMC’s end of quarter. Said pipeline will be communicated via DSR. EMC’s liability for requested and BROCADE committed next quarter pipeline shall be limited to [**] % of the dollar value of the maximum dollar value in the third month of EMC’s quarter, with exception of mutually agreed to end of life Products.

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7.3.4 Communications Regarding Orders. Purchase order numbers shall be referenced on all correspondence, invoicing, and packing slips relating to each order.
7.4 Purchase Orders — Kanban Process
7.4.1 KanBan Order Process. The KanBan order, delivery and reschedule process (the “KanBan Process”) established herein shall be in addition to and an alternative to the Standard Process. EMC may order Products for placement into a BROCADE Consignment KanBan (as defined below) subject to issuance of Quarterly Purchase Orders and Release Notices (each as defined below); in which case the procedures set forth below shall apply. Notwithstanding anything herein to the contrary, EMC may continue to order Products pursuant to the order process in Section 7.3, provided that a sixty (60) day (or less if agreed to by the parties) advance notification in writing is provided to BROCADE.
(a) A “KanBan” shall be a supply of Products in a fixed lot size as defined by EMC’s “KanBan Calculator Report”. EMC may increase BROCADE’s Consignment KanBan inventory level above the quantities calculated by the KanBan Calculator Report solely as required to fulfill EMC’s remaining current quarter material requirements planning demand. Such increases will be made via False Pull Notices communicated to BROCADE. The KanBan Calculator Report uses the following formula to determine bin size: [1.5(LT)(ADD) + SS(ADD)] / EOQ, where
LT = Lead Time which is made up of BROCADE process time plus Transit time. BROCADE process time is defined as the time from when BROCADE receives the replenishment notice until the time Product is on BROCADE dock to be picked up by the carrier. Transit time is the time from carrier pick up to delivery at EMC’s dock.
ADD = Average Daily Demand is EMC’s quarterly demand quantity divided by 60 business days.
SS = Safety Stock, a pre-determined number that EMC may decide to add. Currently Safety Stock is .5. EMC agrees that the SS number will not increase without BROCADE’s mutual consent.
EOQ = Economic Order Quantity is determined by a specific calculation of pallet size and shipping economies.)
Products to be stocked in:
BROCADE Consignment KanBan- BROCADE owned Products that are provided to EMC for storage in one of the BROCADE Consignment KanBan Sites for the purpose of on-demand fulfillment of EMC’s requirements for Products. A “BROCADE Consignment KanBan Site” shall mean the warehouse locations identified in mutually agreed to SOP.
(b) EMC will establish a quarterly purchase order and BROCADE will deliver products as detailed in EMC’s KanBan Calculator Report to the BROCADE
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Consignment KanBan sites within [**] of receipt of EMC’s written authorization to do so. EMC will maintain a minimum of [**] of purchase order coverage. EMC will also issue a DSR which will include EMC’s demand that will match EMC’s Purchase order coverage. BROCADE will fill in its supply commitment and return the DSR to EMC within [**]Business Days. BROCADE will make material available to support its supply commitment within the KanBan replenishment lead times detailed in Paragraph 7.4.1(c) below regardless of the quantity of products actually Pulled through this KanBan Process. BROCADE will be measured on making material available per EMC’s DSR demand and actual release notice fulfillment lead times. EMC will communicate changes to its demand via the DSR and update its purchase orders to match the DSR within [**] day of changes to the DSR demand. BROCADE will respond to DSR demand changes within a maximum of [**] Business Days. BROCADE will provide weekly supply updates via the DSR between 8pm ET Friday and 12:00 noon ET each Monday that will include any changes to BROCADE’s supply commitments and actual “make available” quantities from the previous week. BROCADE will promptly communicate any changes in supply commitments via the DSR. EMC’s liability is limited to the following which shall supercede the cancellation terms set forth in Section 7.3.3.2 above, when the parties are utilizing the KanBan process:
[**] % of purchase price for Products located in BROCADE’s Consignment KanBans and replenishment notices in process that do not exceed the KanBan Calculator Report, which Products BROCADE is unable to reallocate to another customer using commercially reasonable efforts. EMC’s cancellation fee for such Products shall be calculated using the purchase price in effect as of the date that such Products were added to the BROCADE Consignment KanBan. BROCADE will use commercially reasonable efforts to reallocate these Products and EMC will not be charged a cancellation fee if BROCADE is successful.
EMC purchase liability is limited to [**]% of EMC unique labels and manuals that are beyond the BROCADE Consignment KanBan quantities and within [**] calendar days of EMC’s purchase order delivery date.
EMC has no purchase liability beyond [**] calendar days of EMC’s purchase order delivery date.
In the event that EMC’s KanBan Calculator Report reduces the total amount of Products required in the BROCADE Consignment KanBan, then the excess in will be stated in sheet 2 of the KanBan Calculator Report. EMC will be liable for the excess Products detailed in sheet 2 of the KanBan Calculator Report, per terms established above.

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EMC/Brocade Confidential OEM Purchase Agreement

(c) EMC may remove only complete KanBans from a BROCADE Consignment KanBan and shall thereby take delivery and possession of the applicable KanBan to support its customer demand. EMC is not required to take delivery of BROCADE Consigned KanBans until EMC has a customer sales order demand for such Products. EMC shall Pull KanBans from the BROCADE Consignment KanBan on a first-in first-out basis. EMC shall notify BROCADE within one (1) day after EMC physically removes a complete KanBan from a BROCADE Consignment KanBan (each such occurrence a “Pull”), and such notice shall be deemed a non-cancelable release order for replacement KanBans (“Release Notice”). EMC notification will be sent to BROCADE by 12:00 noon Eastern time every day as needed. The parties agree that pull notifications will be sent two times per day during the last five business days of BROCADE’s fiscal quarter, one by 12:00 noon Eastern time and one by 5 pm Eastern time. If EMC pulls material from the BROCADE Consignment KanBan during the last day of BROCADE’s fiscal quarter, notification will be sent per the previously defined fiscal quarter end notification schedule above. BROCADE shall apply the Release Notice against the then-open Quarterly Purchase Order. BROCADE will ship Products per Releases Notices and replenish KanBans within the following lead times:
BROCADE Consignment KanBans will be replenished and False Pull Notices delivered within [**] Business Days for all products from receipt of EMC’s release notice and False Pull Notice, if within EMC’s purchase order quantities.
BROCADE Consignment KanBans will be replenished per BROCADE’s commitment via the DSR, from receipt of EMC’s release notice if such notices are in excess of EMC’s purchase order quantities. If EMC’s release notice exceeds BROCADE’s current cumulative supply commitment, the BROCADE Consignment KanBan will be replenished per the DSR overall supply commitment.
BROCADE will respond via E-mail with confirmation of receipt, and ship date, if within BROCADE’s supply commitment via the DSR, within two (2) normal business hours of receipt of EMC’s release notice. BROCADE will ship a replacement KanBan to the applicable KanBan Site for placement into the applicable BROCADE Consignment KanBan.
(d) BROCADE shall ship BROCADE owned KanBans to be placed in a BROCADE KanBan Queue, via FCA point of Delivery where “Delivery” is defined in Section (f) below, including freight, provided that EMC has approved the shipping method and carrier in advance. Notwithstanding the foregoing, in the event of expedited shipments, BROCADE may choose the carrier at its sole discretion.
(e) EMC shall provide the space for the BROCADE Consignment KanBans. All Products in the BROCADE Consignment KanBan shall be and remain the property of BROCADE, until such time as they are Delivered to EMC, as defined below. EMC will store each BROCADE Consignment KanBan in EMC’s facilities in a

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manner such that the BROCADE Consignment KanBan shall be segregated by a clear and durable physical delineation, separating the BROCADE Consignment KanBan from the other parts of the EMC location and from EMC’s other products, supplies, inventory, and equipment, and EMC shall conspicuously mark the area of each BROCADE Consignment KanBan Site to indicate BROCADE’s ownership of the KanBans. EMC shall have no right of ownership or control over the BROCADE Consignment KanBans. EMC will exercise the same degree of care to keep and maintain the KanBans as EMC uses with respect to its own inventory. EMC will implement and maintain commercially reasonable measures to prevent any loss, theft, damage, or destruction of the KanBans.
(f) Products contained in a BROCADE Consignment KanBan shall be deemed to be “Delivered” to EMC for purposes of this Amendment when the Products are Pulled by EMC. Upon Delivery, EMC shall be deemed to be in receipt of the Products for purposes of Section 7.5.2 of the Agreement, and the Pull date shall equal the date the Release notice was communicated to BROCADE for purposes of Section 9 of the Agreement. BROCADE shall invoice EMC for such Products as detailed in EMC’s pull release notice in accordance with Section 5 of the Agreement. At such time, BROCADE shall also invoice EMC for the cost of shipping and insuring such Products, at agreed upon rates, from BROCADE’s manufacturing facilities to the BROCADE Consignment KanBan Site. Once a KanBan has been Pulled, no Product contained in such KanBan may be placed back into any BROCADE KanBan Queue, and the Product may only be returned by EMC in accordance with the terms set forth in Section 7 or Section 9 of the Agreement.
(g) At all times the BROCADE Consignment KanBans will be kept free by EMC from all liens, claims, encumbrances, and interests of any kind.
(h) EMC will allow access to a BROCADE representative to perform a count of KanBans held in each BROCADE KanBan Queue once per week at a time scheduled no less than twenty-four (24) hours in advance to verify weekly activity and numbers of KanBans on hand. BROCADE may, at its option, conduct an on-site audit to verify the count of KanBans and physically inspect the KanBan Site.
(i) During the term of this Agreement and for as long as any BROCADE Consignment KanBans are held at EMC’s facilities, EMC shall maintain policies of insurance for the Products to cover the replacement value and shall provide site access and inspection rights to BROCADE. BROCADE shall provide EMC no less than twenty-four (24) hour notification prior to a requested audit and inspection.
7.4.6 Packaging. All Products shall be packaged, marked and otherwise prepared in accordance with EMC’s Merge in Transit (“MIT”) specifications stated in the documentation and all applicable government regulations and best industry practices. Packaging for export shipments from the United States may also be subject to specific instructions which shall be provided by EMC prior to shipment.
7.4.7 Late Delivery and Supply Availability. If BROCADE anticipates that it will not supply the Product by the committed delivery date, BROCADE shall notify EMC immediately. The notification may be communicated by email, provided that BROCADE shall use reasonable efforts to obtain EMC’S acknowledgment of the notice of anticipated
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delay. BROCADE and EMC will jointly develop alternatives to resolve any late delivery of the Product, including use of premium routing. BROCADE will develop recovery plans with new committed delivery dates and communicate such plans to EMC within twenty-four (24) hours of missed delivery. If BROCADE is unable to deliver the Product on the committed delivery date, EMC may require BROCADE to use premium routing at BROCADE’s expense. In the event BROCADE has an allocation situation, BROCADE shall use an allocation formula for EMC no less favorable than that of any of BROCADE’s other customers.
7.5 Shipment/Delivery and Export/Import.
7.5.1 Documentation. BROCADE shall provide EMC with one (1) electronic master copy of the most current Documentation for each Product. BROCADE shall provide EMC with all updates and changes to such documentation as BROCADE makes them generally available to its customers.
BROCADE will also provide a reasonable number of copies of appropriate documentation for the purpose of qualification, sales, marketing, training, service, and support of Product(s) under this Agreement.
7.5.2 Delivery Procedures. Delivery shall be F.C.A. Origin (Incoterms 2000). BROCADE shall use EMC’s designated carriers. Title to Products (or, with respect to Software, the media bearing Software) and risk of loss of Products shall pass to EMC upon signing of the bill of lading by EMC or EMC’s carrier for the standard purchase and drop ship processes. Title and risk of loss for the Kanban Process shall pass to EMC upon removal of Kanbans from BROCADE’s Consignment Kanban. Title to the Software itself shall at all times remain with BROCADE. Shipping and insurance costs shall be the responsibility of EMC. EMC may modify its routing instructions from time to time and will provide BROCADE with an updated version of any such modified instructions. EMC shall arrange for transportation from BROCADE’s dock to the designated ship to address. If there is any conflict between the current version of routing instructions provided to BROCADE and the contents of this Section 7.4, then the current routing instructions will prevail as to EMC’s carrier and routing information.
7.5.3 Delivery Information. BROCADE will provide, in the support of delivery of products, including without limitation, drop shipment information, purchase order number, date of shipment, carrier waybill number, invoice number and serial numbers shipped to EMC. Each shipment of Product by BROCADE shall include a packing slip which contains at a minimum, (i) BROCADE name, (ii) box number (e.g., 1 of 3, 2 of 3), (iii) receiving address, (iv) EMC’s purchase order number, (v) EMC’s part number, (vi) shipping quantity, (vii) EMC’s Sales Order number if applicable, and (viii) date of shipment.
BROCADE will provide all required shipment documents with Drop Ship Sales Order shipments to include:

Domestic:	bill of lading document

International:	bill of lading documentation, commercial invoice, and shipper’s letter of instruction, and any other necessary documentation

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7.5.4 Timely Delivery. The delivery dates shall not exceed the sales order lead times stated in the mutually agreed to SOP. Deliveries will be considered on time if they are made no more than [**] Business Days earlier or [**] days later than the delivery date established by such sales order lead times.
7.5.5 Additional Product Information. BROCADE will provide the following information about its Product in writing within two (2) weeks of receiving a written request from EMC: (i) country of origin; (ii) NAFTA preference criteria; (iii) harmonized scheduled tariff classification number; (iv) NAFTA certificate; and (v) export commerce control number.
8. MANDATORY AND OPTIONAL ENGINEERING OR PROCESS CHANGES
8.1 Process Changes. Changes to BROCADE’s controlled manufacturing or repair processes may be periodically reviewed by EMC, and any significant changes (those that affect field quality yields or total process yields) or the type of stress testing performed will be mutually agreed to in advance by BROCADE and EMC. Quality information on field and process performance will be furnished to EMC on a monthly or quarterly basis.
8.1.1 EMC Requested Changes. EMC may request, in writing, that BROCADE evaluate free of charge a change to the method of packing, packaging, or shipment, or evaluate an engineering change to the Product which is not a Mandatory Engineering Change (as defined in Section 8.1.2 below). Such request will include a description of the proposed change sufficient to permit BROCADE to evaluate its feasibility.
Acceptance of such proposed changes shall not be unreasonably withheld by BROCADE. If such proposed change is accepted by BROCADE, BROCADE shall notify EMC in writing within [**] business days from date of request, of the terms and conditions under which it would make the change requested by EMC. BROCADE’s written evaluation shall state the cost, if any, created by the changes and the date BROCADE will be able to implement such change. If the proposed change does result in a cost increase to EMC, EMC must provide prior written approval to BROCADE before the change is implemented. In the case of evaluating the effect such changes may have on regulatory agency certifications, the above referenced [**] day period may be extended to take into account the time periods necessary for those regulatory agencies to carry out their evaluations.
8.1.2 Mandatory Changes. In the event that changes are required i) to make the Products conform to safety/regulatory agency requirements, ii) or if the Product has been mutually determined to meet the criteria of an Epidemic Failure, iii) or the Parties agree there could be latent quality defects of a magnitude that would result in an Epidemic failure rate, iv) against the criteria established in the Product Specification and a mutually agreed to Quality Plan, as amended from time to time (“Mandatory Engineering Changes”), BROCADE shall immediately implement the Mandatory Engineering Changes in new production of the Product without charge to EMC.

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BROCADE and EMC shall discuss and mutually agree upon one or more of the following remedies for implementing Mandatory Engineering Changes on previously delivered Product. All such changes shall [**]. BROCADE shall use commercially reasonable efforts to immediately implement the selected remedies.
EMC may request an RMA number and return the affected Product to BROCADE or an authorized repair facility for repair or replacement. [**]
EMC may request and BROCADE will ship Mandatory Engineering Change kits for Products in accordance with a Field Change Order that EMC will develop. BROCADE shall provide EMC with installation instructions necessary to implement the Mandatory Engineering Changes at EMC’s or EMC’s customer’s locations. [**] .
BROCADE may be asked to provide on-site technical assistance at the appropriate location to install the Mandatory Engineering Change.
EMC may request that BROCADE or a BROCADE approved third party maintenance organization install the Mandatory Engineering Change kits for the affected Product solely under EMC Customer Service instruction. [**]
BROCADE shall provide EMC with written notice of any need of Mandatory Engineering Changes as soon as possible after BROCADE becomes aware of the need of such change.
EMC shall have the option to cancel open purchase orders without penalty if the Mandatory Engineering Changes are incompatible with or adversely affect performance of Products purchased by EMC and such changes are not made compatible with the Products or EMC is not provided with an acceptable remedy within [**] calendar days after BROCADE receives notification from EMC of its intent to cancel its open purchase orders.
8.1.3 BROCADE Requested Changes. Both parties recognize that there may be optional changes proposed by BROCADE affecting form, fit or function which are not Mandatory Engineering Changes (“Optional Engineering Changes”). Optional Engineering Changes may also include changes in processes or materials. BROCADE shall provide EMC copies of all Engineering Change Notices affecting Form, Fit, Function (as defined below), active components, or reliability. BROCADE will also provide copies of Process Change Notification forms related to mutually agreed upon EMC specific manufacturing or test processes that would affect the following:
Form: Defined as a change in the dimensions or the external appearance of the Product.
Fit: Defined as a change that affects the physical interchangeability of the Product or a field replaceable unit (“FRU”) of the Product.
Function: Defined as a change that introduces a capability not available in previous connectivity interface, software, firmware, or operator interface or affects the interchangeability of the FRUs within the Product.

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The notice required above shall include a written description of the proposed change, including the reason for the change and the expected effect of the change on the Product, including its price. BROCADE will send such change proposals to EMC’s designated BROCADE engineer, via mail, email, or fax, as agreed between the parties. BROCADE will evaluate whether the changes, if accepted by EMC, would be likely to require EMC to re-qualify the Product and will include a recommendation for or against re-qualification. In the event EMC does not acknowledge or respond to BROCADE’s written notice within [**] days, such change will be deemed to have been accepted.
If EMC rejects the Optional Engineering Changes, EMC may require BROCADE to continue supplying the unaltered Product or to provide EMC with opportunities for a last time buy of the unaltered Product.
BROCADE will phase-in changes as mutually agreed to by EMC into Product on EMC’s open purchase orders and into Product going through BROCADE’s repair process at no charge.
Unless EMC specifically rejects such changes, each version of the Product will possess at least the same features and functions, if not more, than are offered by BROCADE in the Product or similar product offered by BROCADE for the same server/host environment. BROCADE shall introduce all new non-exclusive features or functions for the Product as early as the introduction in any other similar BROCADE products for that environment.
Any changed Product resulting from application of these Sections 8.2, 8.3, 8.4 shall be considered added as Product to this Agreement, and subject to its terms and conditions.
8.2 New Technology. If BROCADE makes generally available any new or improved OEM storage product, BROCADE agrees to give EMC the right to purchase such new model, options, features or improvements under the terms and conditions of this Agreement, at prices mutually agreed to by BROCADE and EMC in accordance with the terms of this Agreement.
8.2.1 Unless EMC specifically rejects such changes, each version of the Product will possess at least the same features and functions, if not more, than are offered by BROCADE in the Product or similar standard product offered by BROCADE for the same server/host environment. Unless EMC specifically rejects such changes, BROCADE shall introduce all new non-exclusive features or functions for the Product as early as the introduction in any other similar BROCADE products for that environment.
8.2.2 BROCADE agrees to offer to sell all generally available product features and functions to EMC as early as it does to any of its other customers.

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8.3 Labeling and Regulatory Compliance.
8.3.1 All Product shall be packaged, marked and otherwise prepared in accordance with applicable specifications, including but not limited to EMC’s Merge in Transit (“MIT”) specifications, provided to BROCADE from time to time, all applicable government regulations as attached in Exhibit H, which may be amended by mutual agreement from time to time, and if none are specified or required, with good commercial practices to obtain lowest transportation rates while maintaining the safety of the Product. All Product shall be private labeled in accordance with EMC branding instructions as outlined in Exhibit G. Packaging for export shipments from the United States may also be subject to specific instructions. BROCADE will notify EMC of any charges incurred by BROCADE for such export shipments prior to invoicing EMC for these charges.
8.3.2 EMC Modification. EMC represents that in no event shall EMC alter any Product in any way to modify the performance characteristics of that Product without the prior written permission of BROCADE. The appropriate identification labels, regulatory agency marks and verification of FCC Class A Compliance or the licensed agency number are indicated on the Products at the time of shipment. EMC shall not modify any regulatory agency marks or labels affixed to the Products by BROCADE. BROCADE hereby disclaims any liability for the possession, use, resale, or operation of any Products which, as a result of an alteration by EMC or any third party (unless such third party is a BROCADE authorized third party service provider), affects its compliance with the applicable regulations and/or requirements as stated above.
8.4 Product Discontinuance. BROCADE reserves the right to discontinue Products by notifying EMC in writing at least [**] days prior to the discontinuance date, subject to a mutually agreed upon end of life plan. Prior to such discontinuance date, EMC may place with BROCADE a final, non-cancellable, binding purchase order for such discontinued Product including Spares. Such final, non-cancellable, binding purchase orders may specify that the requested Products be shipped to EMC or EMC’s Customers over the [**] month period following the discontinuance date.
9. WARRANTY
9.1 Product Warranty. BROCADE warrants that the Products (except Object Code Software) purchased will, under normal use and service, conform to Product specifications at the time of shipment and be free from defects in material and workmanship for [**] months from the date of shipment. Pre-released McDATA products will retain the warranty period that it held upon initial release of the product.
BROCADE will, as mutually agreed upon and without charge to EMC, promptly repair or replace, any Product which is determined to be defective and which is returned to BROCADE within this warranty period, provided the Product has not been damaged, subjected to misuse, altered, improperly repaired or maintained by EMC or third parties in a manner which BROCADE reasonably determines to have adversely affected performance or reliability. EMC’s exclusive remedy and BROCADE’s sole liability hereunder is limited to the repair or replacement of the

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defective Product, and if neither repair nor replacement is possible, a refund of the monies paid for such non-conforming Product, and does not include any labor related to the removal and/or subsequent reinstallation thereof, except as defined in Section 8.1.2. BROCADE agrees that if a FRU under warranty is returned by EMC to BROCADE [**] times, BROCADE shall replace such FRU and notify EMC of such serial number. Details of BROCADE’s policies regarding the repair or replacement of warranty returns will be reviewed and negotiated in good faith by the parties hereto. Product may consist in part of used components which are warranted as equivalent to new when used in the Product.
The process for returns will be documented in Exhibit D as agreed to by the parties and may be updated from time to time.
The above warranty extends solely to EMC (and shall not be transferred or assigned in any manner) and all warranty claims must be generated by EMC. Repair or replacement of component parts by BROCADE shall not extend or decrease the Product warranty.
9.2 Software Warranty. BROCADE warrants that the licensed Object Code Software will, under normal use and service, substantially conform to Product Specifications and its media be free from defects in material and workmanship for [**] calendar days from the date of shipment.
EMC’s exclusive remedy and BROCADE’s sole obligation under this warranty shall be to repair or replace any defective Object Code Software media and/or to remedy any non-conformance of the Object Code Software to enable it to materially conform to the functional specifications set forth in its applicable documentation, and if neither is possible, a refund of the monies paid for such non-conforming Product.
This warranty is only effective when the Object Code Software is used on or in conjunction with the Product(s) to which it relates. Further, the warranties are contingent upon proper use of the Object Code Software by EMC or EMC’s Customers, and will not apply if the Object Code Software has been modified without the prior written consent of BROCADE. BROCADE makes no warranty that use of the Object Code Software will be uninterrupted or error-free.
9.3 Title Warranty and Compliance with Laws. Except as set forth in Section 4.2.3 with regard to title to the Software, BROCADE warrants that EMC shall receive good title to all Products delivered to EMC under this Agreement free and clear of all liens, encumbrances, and in performing under this Agreement BROCADE shall, and each Product delivered under this Agreement shall, comply with all applicable country, state and local, laws, statutes, ordinances, rules, regulations and codes. BROCADE’s sole obligation and EMC’s sole remedy for breach shall be repair or replacement of non-conforming Product, at EMC’s option, and if neither is possible, a refund of the monies paid for such non-conforming Product.
9.4 Disclaimer. THE WARRANTIES AND CONDITIONS SET FORTH HEREIN AND THE OBLIGATIONS AND LIABILITIES OF BROCADE HEREUNDER ARE IN LIEU OF, AND EMC HEREBY WAIVES, ALL OTHER EXPRESS OR IMPLIED WARRANTIES AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, QUALITY OR NONINFRINGEMENT.

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Except as specifically authorized in this Agreement, each party acknowledges and agrees that it will not make any representations or warranties on behalf of the other.
9.5 Marketing Rights Warranty. BROCADE hereby warrants that it has the unrestricted worldwide right to manufacture, transfer, sell, and/or deliver to EMC the Products purchased hereunder. Further, BROCADE agrees that it will not assume or assert any restriction which would prevent EMC and its Resellers from using and marketing such Products anywhere in the world.
9.6 Epidemic Defects. BROCADE will repair or replace, at no charge to EMC, any epidemic defects found to exist in the Products at any time within [**] (Epidemic Failure Period). For purposes of this Agreement, epidemic defects shall mean a defect rate of [**] or more occurring with the same Product or related products for the same root cause over any consecutive [**] day period (Epidemic Defects). In the event BROCADE’s Product’s failure rate exceeds the Epidemic Defects during the Epidemic Failure Period, at BROCADE’s expense, BROCADE will sort, screen, repair or replace EMC’s Product, including installed Products, Products pending installation, and Spares which are subject to such failure; and conduct a thorough investigation into the failure’s root cause, and with EMC’s concurrence, implement corrective action. The parties will mutually agree with EMC on the time required to complete servicing/correcting such Products. The decision to repair or replace the Product will be mutually agreed to by both EMC and BROCADE.
9.7 Plug and Play Failures. In the event a Product fails within [**] hours of installation (Plug and Play Failure), provided such Product is within the warranty provisions herein, EMC’s technical support personnel will work with EMC’s Product Support Engineers (trained on the BROCADE Products) and BROCADE to attempt to remedy such technical difficulty or replace the failed part with one of EMC’s Spares and return the failed part to BROCADE. Upon return of the failed part, BROCADE will analyze the Plug and Play Failure, and repair or replace such part in accordance with the terms outlined in Section 9.1 or 9.2 and fix the root cause of such failure, and develop a mutually agreeable cure plan. A Plug and Play Defect is hereby defined as (i) a Product that fails at the time of installation; or (ii) a defect resulting from incompleteness in fulfilling a purchase order which is detected at the time of installation; or (iii) a defect in the accuracy in fulfilling a purchase order which is discovered at the time of installation.
(a) In the event a Plug and Play Defect in a Product is detected, and such Product is within the warranty provisions herein, EMC’s technical support personnel will work with BROCADE to attempt to remedy such technical difficulty or replace the failed part with one of EMC’s Spares and return the failed part to BROCADE. Upon return of the failed part, BROCADE will analyze the Plug and Play Defect, and repair or replace such part in accordance with the terms outlined in Section 9.1 or 9.2, and fix the root cause of such failure, and develop a mutually agreeable cure plan.
(b) In the event a Plug and Play Defect is detected which results from the incompleteness or inaccuracy in fulfilling a purchase order, EMC will report the defect to BROCADE, and

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BROCADE will cure the defect, and will analyze the defect, identify the cause of the incompleteness or inaccuracy, and develop a plan to fix the cause.
10. TECHNICAL SUPPORT, REPAIRS, AND TRAINING.
10.1 Training. BROCADE shall provide training [**] to EMC employees on all new release by a mutually agreed upon date that is prior to GA. This training will cover the hardware, software, and firmware that are part of the release as well as installation, setup, operation, and operational issues. This training may be delivered via documentation, Web Based Training, or Instructor Led Training as appropriate and in a consistent manner in which BROCADE provides training to its own employees. As required and as mutually agreed to between EMC and BROCADE, one Instructor Led class will be conducted in each of the major geographies (Americas, EMEA, and APJK). BROCADE shall provide soft copy of all trainings to EMC in the form of a pdf file. EMC has the right to rebrand, reproduce, and create derivative works of all training materials for the purpose of training its internal employees, channels of distribution and service partners on the sales and service of Products. BROCADE will make the web version of the update course available to EMC employees and authorized service providers via BROCADE’s Learning Management System [**]. BROCADE may make available a Web Based Training (eStudy) break/fix course for each newly launched product if such course is made generally available to its OEM customers.
10.2 Technical Support Terms. Additional terms and conditions governing technical support by BROCADE and/or EMC, repairs and training are set forth in and attached hereto as Exhibit C, D and E.
10.3 Qualification Units. BROCADE and EMC will mutually agree to provide the number and timing of units required to qualify new products and major revisions within a Product. BROCADE agrees to provide these Products at no charge to EMC under loan agreements.
11. INDEMNIFICATIONS
11.1 BROCADE agrees to indemnify, defend and hold EMC harmless from any and all claims, demands, suits, actions, judgments, damages, liabilities, costs and expenses (including reasonable attorney’s fees and costs) arising from any third party claims brought or awarded against EMC that Products infringe any patent or copyright, or trade secret, provided EMC promptly notifies BROCADE in writing of the claim, and grants to BROCADE the sole control of the defense of any action and all negotiations for settlement and compromise. EMC is entitled to be represented in any such action by its own attorneys at its own expense. BROCADE shall not be liable for any claim of infringement to the extent that it is based upon any Product or Software which is altered or modified by EMC without BROCADE’s authorization.
In the event the Products become, or in BROCADE’s opinion are likely to become, the subject of an infringement, BROCADE shall have the right, at its option and expense, to (i) obtain the rights to continued use of such Product, or (ii) replace or modify the Product so that it is no longer infringing, or (iii) refund to EMC the price paid for the Product less a reasonable amount for use,

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damage or obsolescence in accordance with a straight-line depreciation schedule over a five (5) year life.
11.2 EMC agrees to indemnify, defend and hold BROCADE harmless from any and all claims, suits, losses, expenses and liabilities arising from any third party claim brought or awarded against BROCADE as a result of any claim, judgment or adjudication against BROCADE alleging bodily injury or death caused by EMC in conducting its activities under this Agreement, including without limitation any claims relating to the modification of the Products by EMC or by third parties that modified the performance or contents of the Products, or to the sale or distribution of non-BROCADE goods or services in conjunction with the Products, provided that (i) BROCADE promptly notifies EMC in writing of the claim, (ii) EMC shall have the sole control of the defense of any action and all negotiations for settlement and compromise and (iii) BROCADE shall reasonably cooperate with EMC. BROCADE is entitled to be represented in any such action by its own attorneys at its own expense.
11.3 BROCADE shall indemnify and defend EMC against all claims, suits, losses, expenses and liabilities arising from any third party claim brought against EMC alleging bodily injury, personal injury, death, and property damage directly caused by the failure of any Product to conform to its specification or to any applicable laws or regulations or through the negligence of BROCADE or any person for whose actions BROCADE is legally liable, provided that, in either case (i) EMC has notified BROCADE promptly in writing of any such claims, (ii) BROCADE shall have sole control of the defense of such claims and all negotiations for its settlement and compromise, provided that EMC’s consent is required for any settlement that calls for payments in excess of the liability cap specified in Section 15, such consent not to be unreasonably withheld and (iii) EMC shall reasonably cooperate with BROCADE in the defense or settlement of such claims. EMC is entitled to be represented in any such action by its own attorneys at its own expense.
BROCADE shall not be liable for any claims under Section 11.3 to the extent that they are solely based upon any Product that has been damaged, submitted to misuse, altered, improperly installed, repaired or maintained by EMC or third parties in a manner which BROCADE reasonably determines to have adversely affected performance or reliability.
Entire Liability. THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION OF BROCADE AND EMC TO THE OTHER PARTY OR THIRD PARTY AND THE EXCLUSIVE REMEDY WITH RESPECT TO ANY INDEMNITY OBLIGATIONS HEREIN.

12.	PRODUCT DOCUMENTATION AND SOFTWARE MEDIA REPRODUCTION, MODIFICATION, AND DISTRIBUTION RIGHTS
12.1 BROCADE hereby agrees that it will prepare for EMC a customized version of BROCADE’s standard documentation for the Products. Such documentation will include planning, installation and operation, service and user guides, as appropriate. BROCADE retains ownership of such BROCADE-customized documentation. However, EMC shall have all right, title, and interest in, and sole liability for, any portion of the altered Product Documentation prepared by EMC.
12.2 Except as otherwise provided in Exhibit A hereof, and subject to the retention of all copyright notices and/or confidentiality legends, EMC shall have the right to copy any BROCADE-supplied or BROCADE-customized Product documentation for use internally by its employees and Resellers and for publicity and training purposes. EMC shall have the right to
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reproduce such Product documentation from the masters supplied to it by BROCADE. EMC shall provide BROCADE with a copy of such reproduced Product documentation for verification, and BROCADE agrees to perform such verification on the first version of any release within [**] Business Days of receipt of such reproduction(s). Further, EMC shall have the right to reproduce and distribute such Product documentation to its Resellers and End User Customers. Such license shall continue during the term of this Agreement and [**] years after the date of last shipment by EMC of the Products purchased under this Agreement. BROCADE shall provide EMC with all updates and changes to such documentation as they become available to BROCADE.
13. IDENTIFICATION OF PRODUCTS AND TRADEMARK RIGHTS.
13.1 Identification of Products. Except for certain Products identified in Exhibit A, BROCADE and EMC hereby agree that Products sold hereunder will be labeled and marketed by EMC under EMC’s trademarks. BROCADE shall have the right to affix and EMC shall not remove or cover over a nameplate indicating model number, serial number, patent number and/or patent pending legends, and any other markings which may be required by law or by regulatory agencies. BROCADE and EMC agree that, in sales promotions, advertising literature and any other public references, BROCADE and EMC will identify such Products as EMC’s Products.
13.2 Operational Provisions. Special provisions for identifying Products being purchased by EMC are set forth in the attached Exhibit G and mutually agreed to SOP.
14. CONFIDENTIALITY OF INFORMATION
14.1 Both parties may, in connection with this Agreement, disclose to the other party information considered confidential and proprietary information of the disclosing party (“Proprietary Information”). Information shall be considered Proprietary Information if identified as confidential in nature by the disclosing party at the time of disclosure. Such Proprietary Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, data, customer lists, financial information, and sales and marketing plans. Each party shall at all times during the term of this Agreement and for three (3) years after its termination, keep in confidence and trust all such Proprietary Information and shall not use such Proprietary Information without the prior written consent of the other party, except (i) as permitted by the terms of this Agreement, (ii) as may be necessary to fulfill its obligations under this Agreement, and/or (iii) to operate, maintain, or support the Products. Furthermore, neither party shall, without the prior written consent of the other party, disclose such Proprietary Information to any person except to those of its employees, Resellers, or consultants who need to know such Proprietary Information to fulfill that party’s obligations under this Agreement or to operate, maintain, or support the Products, provided that such employees, Resellers, or consultants are parties to written agreements with such party to keep in confidence such Proprietary Information; such agreements will meet the minimum requirements outlined in this Section 14.1, or versions thereof adapted to Resellers, or consultants, in accordance with any applicable local laws, and such party shall use reasonable commercial efforts to prosecute material violations of such agreements with respect to the Proprietary Information.

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It is understood that each party is not granting to the other party any rights in the Confidential Information, and all right, title and interest in the Confidential Information shall remain the property of the disclosing party.
Upon termination of this Agreement and upon request, the receiving party shall, on a reasonable commercial efforts basis, promptly return all Proprietary Information under its control and all copies thereof to the disclosing party, except that the receiving party shall be permitted to retain such copies of the Proprietary Information as are necessary to operate, maintain, or support Products previously purchased pursuant to this Agreement.
The non-disclosure provisions of this Section shall not apply to information which (i) becomes publicly available through no act of the receiving party; (ii) is required to be disclosed by the law of any government which has jurisdiction over such information, provided that the disclosing party is given prior notice of any such disclosure; (iii) was previously known at the time of its receipt without similar restrictions; (iv) is released by written mutual agreement of BROCADE and EMC; (v) can be shown by the receiving party to have been provided by the disclosing party to others without similar restrictions; or (vi) can be documented, by adequate written records, to have been independently developed by the receiving party without reference to or use of any Proprietary Information.
14.2 Neither Party will originate, or authorize, assist or permit another party to produce, any written publicity, news release, marketing collateral or other publication or public announcement whether to the press, actual or potential customers, stockholders, or others, relating to this Agreement, to any amendment hereto or to performance hereunder or to the existence of an arrangement between the parties without prior written approval. Notwithstanding the above, neither party shall unreasonably withhold approval of disclosure of the Agreement for the purpose of the other Party complying with any SEC or legal regulations. The terms and conditions of this Agreement are considered Confidential Information.
15. LIMITATION OF LIABILITY.
EXCEPT FOR BROCADE’S INDEMNITY OBLIGATIONS UNDER SECTION 11.1, AND EITHER PARTIES OBLIGATION UNDER SECTION 14 CONFIDENTIALITY OF INFORMATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) DUE TO FAILURE TO PERFORM ITS OBLIGATIONS IN CONNECTION WITH THIS AGREEMENT.
EXCEPT FOR BROCADE’S INDEMNITY OBLIGATIONS UNDER SECTION 11.1, AND EITHER PARTIES OBLIGATION UNDER SECTION 14 CONFIDENTIALITY OF INFORMATION, THE LIABILITY OF EITHER PARTY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, THE SALE OF EQUIPMENT, THE LICENSE OF SOFTWARE, THE PROVISION OF SERVICES AND THE USE, PERFORMANCE, RECEIPT OR DISPOSITION OF SUCH EQUIPMENT,
EMC/Brocade Confidential
OEM Purchase Agreement

SOFTWARE OR SERVICES, WHETHER BASED UPON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL NOT EXCEED [**]
16. GENERAL PROVISIONS.
16.1 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York of the United States of America.
16.2 Waiver. The failure of either party to insist upon or enforce strict conformance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment of such party’s right unless made in writing and no waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.
16.3 Compliance with Laws. Each party shall comply with all applicable laws, including, without limitation, the export control laws of the United States of America, any export control regulations of the United States, and any applicable laws or regulations of those countries involved in transactions concerning the exporting, importing and re-exporting of Products purchased under application of these terms and conditions, including without limitation, EU Directive 2002/95/EC for Restriction of Hazardous Substances and EU Directive 2002/96/EC for Waste Electrical & Electronic Equipment. Each Product shall bear appropriate labels indicating compliance with applicable regulations.
16.4 Notices. Notices required hereunder shall be in writing, and shall be deemed given when transmitted by facsimile (provided such facsimile is subsequently confirmed in writing within five (5) business days of the facsimile date) or deposited with an express delivery service with guaranteed third day delivery, prepaid, addressed as follows:

For BROCADE	For EMC
BROCADE Communications Systems, Inc	EMC Corporation
1745 Technology Drive	176 South Street
San Jose, CA 95110	Hopkinton, MA 01748
Attn: EMC Account Executive	Attn: BROCADE Commodity Specialist
Cc: General Counsel	Cc: Office of the General Counsel
16.5 Assignment. Neither party shall assign this Agreement or any rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld. It shall be deemed reasonable for either party to withhold consent to an assignment involving one of its competitors. Any assignment of rights shall not work as a novation of obligations hereunder without written agreement. Any attempt to assign any rights, duties or obligations hereunder without the other party’s written consent will be void. Notwithstanding the above, either party may assign this Agreement to a surviving entity in connection with any change of control, such as a merger, acquisition or consolidation of not less than a majority ownership in the merged, acquired or consolidated company by the surviving entity upon giving sixty (60) days’ prior written notice to the non-assigning company.

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EMC/Brocade Confidential
OEM Purchase Agreement

16.6 INTENTIONALLY OMITTED
16.7 Force Majeure. Except for the fees due and payable under this Agreement, neither party shall be responsible for any failure to perform or delay in performing any of its obligations due to causes beyond the reasonable control of the party, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor, or materials. In the event of such delay, either party may defer the performance for a period equal to the time of such delay.
16.8 Conflict. If any provision of this Agreement is finally held by a court of competent jurisdiction to be illegal or unenforceable, or in conflict with any law having jurisdiction over this Agreement, the validity of the remaining portions or provisions hereof shall not be affected thereby. In the event of a conflict between the provisions of this Agreement and the terms and conditions of EMC’s purchase order or BROCADE’s order acknowledgment or the SOP, the provisions of this Agreement shall prevail. Any additional terms contained in EMC’s purchase orders or BROCADE’s order acknowledgements shall not be binding unless accepted by the other party in writing.
16.9 Contract Changes. Except as provided herein, this Agreement may not be modified or amended except by an instrument in writing signed by duly authorized representatives of both parties. The parties acknowledge that from time to time BROCADE and EMC may wish to implement changes to this Agreement. On an ongoing basis, these changes will be executed in accordance with a formalized written process, and the overall Agreement may be amended annually with mutual written agreement of both parties. Changes to Exhibit A may be accepted and executed by duly authorized representatives of both parties including by electronic communication.
16.10 Manufacturing Rights and Escrow.
16.10.1 Manufacturing Rights. In the event that BROCADE is no longer in business, and provided EMC has complied with all its undisputed payment obligations under this Agreement, BROCADE agrees that it shall authorize EMC to produce or have produced the Products (but in no third party IP), by sources other than BROCADE. Such authorization shall be in the form of a worldwide, nonexclusive manufacturing rights license agreement between the parties to make or have made, sell, offer for sale or import the Products, which agreement will license EMC to receive and utilize BROCADE’s relevant source code, engineering drawings and specifications, manufacturing documentation, test procedures and associated intellectual property (collectively BROCADE Intellectual Property). Such license shall be irrevocable and in force for a maximum of [**] months. The terms and conditions of such manufacturing rights license shall be agreed upon within [**] from the Effective Date. EMC will pay BROCADE a license fee on a monthly basis of [**] of EMC’s gross revenues directly attributable to the sale of the Designated Products for such BROCADE Intellectual Property. Following the [**] license period, EMC shall return all of BROCADE’s escrowed material documentation to BROCADE within [**] calendar days.

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EMC/Brocade Confidential
OEM Purchase Agreement

Further, EMC agrees that BROCADE or its assigns shall have the right to approve any subcontractor EMC may use pursuant to this section, which approval shall not be unreasonably withheld by BROCADE.
16.10.2 Escrow. Within [**] calendar days from the Effective Date, EMC and BROCADE shall (a) identify an escrow agent (Escrow Agent) acceptable to both parties and (b) execute an agreement with the Escrow Agent (Escrow Agreement) for the pre-arranged holding and releasing of Software, and all documentation and BROCADE’s relevant source code, engineering drawings and specifications, manufacturing documentation, test procedures and associated intellectual property (collectively the Escrow Material). Within [**] calendar days from the Effective Date, BROCADE shall also concurrently appoint and legally empower a Trustee and Administrator of said Escrow Agreement.
Within [**] calendar days after the announced general availability of any of the Products, BROCADE shall deposit with the Escrow Agent the most current production level of the Escrow Material, as defined in the Escrow Agreement. Thereafter, BROCADE shall within thirty (30) calendar days after the release of an update to the Products, deposit updated Escrow Material with the Escrow Agent.
[**] [**], the [**]of [**] the escrow of the Products, and of any and all [**] In addition to any other rights and remedies available to EMC, in the event (a) BROCADE is no longer in business, and provided EMC has complied with all its payment obligations under this Agreement, EMC shall be entitled to demand release of the Escrow Materials pursuant to the provisions of the Escrow Agreement within [**] business days of the occurrence of any such event, and the Escrow Agreement shall state that EMC shall be entitled to receive the Escrow Materials pursuant to the provisions of the Escrow Agreement.
Title to the Escrow Material shall remain in BROCADE at all times. EMC acknowledges that the Escrow Material, and all copies thereof, and all copyright, patent, trade secret and other proprietary rights therein, are and remain the valuable property of BROCADE.
16.11 Survival. Sections 2.5, 4.2, 4.3, 9, 10, 11, 12, 13, 14, 15, and 16 of the Agreement shall survive termination, cancellation or expiration of this Agreement or any purchase order.
16.12 Headings. The headings provided in this Agreement are for convenience only and shall not be used in interpreting or construing this Agreement.
16.13 Independent Contractors. The parties are, and shall remain at all times, independent contractors in the performance of this Agreement and nothing herein shall be deemed to create a joint venture, partnership or agency relationship between the parties. Pricing and other payments under this Agreement are and shall be based upon arms length negotiations between the parties.
16.14 Termination of Agreements. The OEM Purchase and License Agreement entered into by and between McData Corporation and EMC Corporation, as amended, dated May 19, 2000 and

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EMC/Brocade Confidential
OEM Purchase Agreement

the Purchase Agreement for Product entered into by EMC Corporation and BROCADE Communications, Inc. as amended, dated January 25, 2000, (collectively the “Old Agreements”), are hereby terminated in their entirety. The Parties acknowledge and agree that they are terminating the Old Agreements for convenience effective as of the Effective Date and such termination shall under no circumstances be deemed a release event for manufacturing rights or software escrow rights as such rights are applicable in the Old Agreements. The Parties agree that any such manufacturing rights to software escrow rights in the Old Agreements shall terminate on the Effective Date of this Agreement and any such rights shall be as set forth herein. Further, the Parties agree that notwithstanding anything to the contrary in the Old Agreements, no provisions of the Old Agreements shall survive beyond the Effective Date of this Agreement
17.0 EXHIBITS. The following Exhibits are incorporated herein by reference:

Exhibit A	PRODUCT AND DOCUMENTATION PRICING
Exhibit B	PART 1 QUALITY ASSURANCE, AND ESCALATION PROCEDURES
PART 2 BROCADE QUALITY PLAN
Exhibit C	TECHNICAL SUPPORT AND SOFTWARE MAINTENANCE
Exhibit D	REPAIR / REFURBISHMENT PROCEDURES
Exhibit E	POST CONTRACT SUPPORT & EXTENDED SOFTWARE MAINTENANCE
Exhibit F	QUALIFIED SERVICE PROGRAM
Exhibit G	OPERATIONAL PROVISIONS
Exhibit H	FIBRE CHANNEL SWITCH EMC REGULATORY AND PRODUCT SAFETY REQUIREMENTS
Exhibit 1	ROYALTY PAYMENT PROCESS
Exhibit J	PROFESSIONAL SERVICES
Exhibit K	EMC BASIC ORDERING AGREEMENT
This Agreement and the applicable Exhibits identified above are the complete agreement between BROCADE and EMC with respect to the Products in the current Exhibit A of this Agreement and replace all prior oral or written representations or agreements between the parties with respect to such Products.
This Agreement shall not be effective until executed by EMC and accepted by an authorized representative of BROCADE.
EMC/Brocade Confidential
OEM Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate by their duly authorized representatives.

Executed and agreed to:	Accepted and agreed to:

BROCADE Communications	EMC Corporation (EMC)
Systems, Inc.

By:	By:

Name:	Name:

Title:	Title:

Effective Date:	Effective Date:

BROCADE Communications Switzerland, SarL

By:

Name:

Title:

EMC/Brocade Confidential
OEM Purchase Agreement

EXHIBIT A
PRICING
This Exhibit A contains pricing for Products as of the Effective Date of the Agreement. The parties agree that updates to this Exhibit A will be posted in a confidential EMC Powerlink eRoom which is available only to authorized representatives of BROCADE and EMC. All updated and amended pricing must be mutually-agreed to in electronic format by both EMC and BROCADE authorized representatives. The approvals will be posted in the e-room along with the approved pricing.
EMC/Brocade Confidential
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Exhibit A-2
Refurbishment Matrix
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Exhibit A-3
Notes

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EXHIBIT B, PART 1
QUALITY ASSURANCE, AND
ESCALATION PROCEDURES
1.0 Quality Assurance
1.1 Testing Process
See testing processes in Section 8 of the Agreement.
1.2 Manufacturing Production Test Process
Test processes will be designed, documented, monitored and have a closed loop corrective action process in place to assure Products are meeting stated quality and reliability goals and testing including but not limited to the following:
1.2.1 BROCADE will use reasonable & customary or generally accepted test methodologies (within our industry and for product types equivalent to BROCADE products) to assure that the product is 100% functionally verified and will assure that the product meets or exceeds the margins as defined in the applicable Product specifications. BROCADE may present data in support of a process change. If both parties agree to the interpretation of the data and both parties agree that the interpretation of the data supports a change in the process then EMC’s consent to the proposed process change cannot be unreasonably withheld. EMC may present data in support of a process change. If both parties agree to the interpretation of the data and both parties agree that the interpretation of the data supports a change in the process then BROCADE’s consent to the proposed process change cannot be unreasonably withheld.
1.3 Spare Parts
Spare parts shall be equal in quality to finished system-level Product. BROCADE shall test spare parts in component test and system test as described in section 1.2 above.
2.0 Problem Escalation and Reporting
2.1 Problem Severity Levels and Response Time
2.1.1 BROCADE will provide support to EMC 7x24, 365 days a year.
2.1.2 BROCADE will respond and engage within [**] hour of EMC contacting BROCADE in regard to a defect.
2.1.3 The incident priority scheme described below will be used.
Severity Level 1: Severity Level 1 represents an event of data corruption or reproducible emergency condition that makes the use or continued use of any one or more functions impossible at a Customer. The condition requires an immediate solution that is not already available.

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Severity Level 2: Severity Level 2 represents a reproducible emergency condition that makes the use or continued use of any one or more functions difficult and cannot be circumvented or avoided on a temporary basis by the Customer.
Severity Level 3: Severity Level 3 represents a reproducible limited problem that is not critical in that no loss of data occurs and which may be circumvented or avoided on a temporary basis by the Customer.
Severity Level 4: Severity Level 4 represents minor problem conditions or documentation errors that are easily avoided or circumvented by the Customer.
BROCADE will use its commercially best efforts to fix Priority 1 incidents and commercially reasonable efforts for Priority 2, 3, and 4 incidents reported by EMC engineering within the times listed below:

Severity	Time to fix
1	[**] hours

2	[**] hours

3	[**] days for patch release to support an End-User customer, [**] days for maintenance release

4	* or [**] days

*	will be mutually agreed upon between EMC and BROCADE
2.2 Customer Service Escalation Procedure
EMC Customer Escalation requirements are defined in Exhibit C, Technical Support
2.3 Engineering Escalation Procedure
2.3.1 Contacts:
BROCADE will identify hardware and/or software engineering resources to work with EMC on escalated engineering issues. This will include the appropriate engineering resources dependent upon the nature of the problem. Appropriate BROCADE engineering resources shall be allocated to work on EMC issues whenever EMC escalates an issue through BROCADE’s Customer Support log and respond with assigned resources within an hour of the escalation.
2.3.2 Dedicated resources:
Appropriate BROCADE engineering personnel shall be dedicated to resolving EMC escalated issue until both parties agree issue is resolved.

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EXHIBIT B, PART 2
BROCADE QUALITY PLAN
1.0 INTRODUCTION
1.1 This document is the Quality Plan for BROCADE and defines the quality systems BROCADE will use to ensure that they meet the quality and on-time-delivery expectations of EMC.
1.2 With reasonable notice, EMC shall have the right to inspect and audit any BROCADE manufacturing site that supplies goods or services related to the Products. EMC shall have the right to review relevant documents pertaining to quality information, procedures, certificates of conformance, etc. affecting materials received, at EMC’s request.
2.0 DEFINITIONS
2.1 DOA (Dead-On-Arrival): Those failures occurring at EMC customers within 48 hours after installation.
2.2 IQ (Installation Quality process): Any failure in the first [**] hours at a customer site initiates an IQ process to start. This process notifies many individuals of the failure, including the EMC BROCADE Engineer for that item.
2.3 CLCA (Closed Loop Corrective Action process): Any failure within the EMC factory, initiates a CLCA process. This process notifies many individuals of the failure, including the EMC BROCADE Engineer for that item.
2.4 Quality Failure: Any failure that occurs during the first [**] hours after installation at an EMC customer site is considered in the calculation for the parts-per-million (“ppm”) failure rate. This includes any and all functional and non-functional failures (incorrect labels, missing jumpers, etc.) that do not meet EMC’s specifications. Both IQs and CLCAs are inputs to the ppm measurement.
2.5 Reliability Failure: Any failure that occurs after the first forty-eight (48) hours of operation after installation at EMC’s customer’s site. EMC measures reliability as mean-time-between-failures (“MTBF”) or mean-time-between-parts-replacements (“MTBPR”). MTBF is specific to failed units only; MTBPR includes all replacements.
2.6 Serious Failures. Serious failures are defined as failures where EMC’s customer is experiencing system instability to the point where customer data or daily business operations are disrupted or at risk in the event of additional failures.
2.7 Critical Failures: Critical Failures are defined as failures where EMC’s customer’s systems or business operations are down or non-functional, or performance has deteriorated to the point that the customer’s business is significantly impacted, including but not limited to problems that affect data integrity, safety, or that create other significant operation impacts.

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2.8 Purge: Discrepancy issue with a particular lot or date code of the Product that requires EMC to remove and segregate the Product in EMC’s factory and service centers.
2.9 ORT: (Ongoing Reliability Testing):
2.10 Routine Questions and Issues: Those questions and issues that do not address Quality Failures, Purges, or Quality Issues.
3.0 PERFORMANCE REQUIREMENTS
3.1 Mean Time Between Parts Replacement (MTBPR) reliability numbers shall be provided for each Product and are goals for that Product program. BROCADE will work with EMC to define and work toward these goals and requirements. EMC will measure BROCADE during the quarterly BROCADE performance reviews using these reliability numbers.
3.2 EMC field MTBPR for each Product will be measured monthly. The goal is to achieve targeted MTBPR’s within the first year commencing on the Product GA date. BROCADE and EMC will agree to initial MTBPR numbers and yearly improvement growth goals for all future products. All yearly improvement goals apply to products that are currently in production. If the monthly average over a continuous six-month period fails to meet the MTBPR requirement, remedial action by BROCADE is required in the form of a mutually agreed to corrective action plan.
3.3 Outgoing Inspection Audit — BROCADE will perform an outgoing inspection audit of [**]% of product until BROCADE achieves an outgoing inspection yield of [**] ]% or greater for [**] consecutive months. BROCADE will then perform an outgoing inspection audit which will be based upon an agreed upon statistically sound sampling plan to assure that the Product will meet an outgoing quality level of [**]%. If BROCADE drops below [**]%, [**]% inspection will be reinstated until appropriate corrective action is in place and deemed to be effective per the sampling plan. The outgoing inspection audit will include, but not limited to, the following:
3.3.1 Inspect all cosmetics
3.3.2 Verify configuration
3.3.3 Verify all labeling
3.3.4 Verify accessory kit (if applicable)
3.3.5 Verify workmanship is acceptable

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EXHIBIT C
TECHNICAL SUPPORT AND SOFTWARE MAINTENANCE
1.0 SUPPORT LEVEL
1.1 EMC will provide all first-call technical support to its customers. BROCADE’s technical support group will provide no services directly to EMC’s customers, except as described herein. All technical support, as described in Sections 1 through 6 of this Exhibit, and Product support under this Agreement will be provided [**] to EMC, unless specified otherwise.
1.2 EMC shall ensure that its field personnel are trained in the installation, setup, and operational issues involving the Product. The BROCADE technical support group will provide technical support to EMC’s trained engineering staff as needed to resolve installation, setup and operational issues involving the Product.
1.3 BROCADE will provide engineering level support to EMC’s engineering staff as needed to isolate problem cause, make bug fixes to BROCADE supplied code, and produce the object code required by EMC to support and update the Products.
1.4 BROCADE technical support will be available via telephone during normal working days between the hours of 8:00 AM and 5:00 PM, Pacific Time. Support between 5:00 PM and 8:00 AM, Pacific Time, is available via answering service, twenty-four (24) hours a day, three hundred sixty-five (365) days per year. Calls placed via the answering service will receive response from a BROCADE technical support representative within one (1) hour.
1.5 Technical information including “Tech Tips” will be made available as developed in hard copy format via the BROCADE FaxBack system or BROCADE WebServer.
1.6 In the course of its investigations, BROCADE’s technical support group may require that EMC’s personnel be able to obtain onsite network traces, crash dumps or other diagnostic information for use by BROCADE’s staff to isolate the cause of the problem. EMC will ensure that its support staff has the equipment and the training necessary to obtain this information as follows:
     From the switch telnet console, the command “supportShow” output which is a script that will provide the output such as, but not limited to, the following switch commands:

version	portRegShow
tempShow	portRouteShow
psShow	fabricShow
licenseShow	topologyShow
diagShow	qlShow
errDump	nsShow
switchShow	nsAllShow
portFlagsShow	cfgShow
portErrShow	configShow

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mqShow portSemShow portShow	faultShow traceShow portLogDump
Fibre Channel Products:

Any fibre analyzer trace, Finisar Analyzer Traces preferred.
Equipment List
1.7 In those cases where BROCADE personnel are required to make direct phone or field contact with a customer of EMC to obtain problem information, EMC will designate EMC’s representative to be present for the duration of the customer contact.
2.0 PROBLEM ESCALATION
2.1 When the EMC technical support group determines that it is unable to resolve the problem with its own resources, it will escalate the problem.
2.2 In those cases where EMC requires on-site assistance to install, setup, resolve operational issues or obtain necessary diagnostic information in order to solve a problem, BROCADE will provide the services of a field applications engineer or a product development engineer, as determined by BROCADE, for that purpose. If it is determined that the cause of the problem is not due to a defect in the BROCADE supplied Product, EMC will reimburse BROCADE for time and materials at BROCADE’s then standard rate plus reasonable expenses for transportation, meals and lodging.
2.3 If the BROCADE technical support group determines that the problem may be due to a defect in the BROCADE supplied Product, the problem will be escalated to BROCADE engineering via the normal BROCADE System Problem Report (“SPR”) process. Priorities are in accordance with those defined in Exhibit B.
3.0 TECHNICAL CONTACTS
3.1 BROCADE and EMC will establish contacts to report problems, track status, exchange technical information, track build requirements, make bug fixes and coordinate the transfer of software files to and from a customer account on the BROCADE Support website.
3.2 BROCADE
3.2.1 Technical Support Administrator. BROCADE will establish the Technical Support Administrator as the central contact point for receiving written problem reports and sending problem resolution status via Email or FAX. All verbal contacts with Technical Support should be made via supplied telephone numbers.
3.2.2 Development Engineering. BROCADE will assign Development Engineers as required to resolve all EMC SPRs and provide engineering level support to EMC’s engineering staff.
3.3 EMC
3.3.1 Problem Administrator. EMC will establish one person as the counterpart to the BROCADE Technical Support Administrator to send problem reports and receive problem status.
CONFIDENTIAL

3.3.2 Engineering. EMC will designate specific members of their engineering staff who are authorized to have engineering level contact with the designated BROCADE Engineer. However, EMC specified contacts are required to send problem reports and receive problem status via the Technical Administrator Support.
4.0 PROBLEM AND STATUS REPORTING
4.1 All problem reports will be submitted in a standard format using the sample form below. All reports will be submitted to the BROCADE Technical Support Administrator via Email or FAX.
Problem Report Sample Form
NAME                      VERSION NO.
NONE CURRENTLY
Date: Enter date of report filing.
Project Description: Describe the problem. Provide as much detail as possible.
Problem Environment: Describe operating environment where problem occurs including: Protocols in use, network operating system versions, host platforms, applications in use, number of file servers, number of users, frequency of occurrence, environmental factors, etc.
Customer Code Version: Enter code versions affected by the problem.
Release Requirements: Define if fix is to be delivered in X Release or in future Block Release.
Responsible EMC Contact: Provide name and phone number of EMC’s Engineering staff involved in the problem.
4.2 The BROCADE Technical Support Administrator will log the fact that a problem report was received in the Tech Support Database; and, if the issue is not resolved by Technical Support, enter the details from the problem report into the Engineering SPR Database and notify via Email the designated BROCADE Engineering contact that an SPR has been filed.
4.3 In the event a problem is escalated to BROCADE Development Engineering, the BROCADE Technical Support Administrator will send a report acknowledgment containing the SPR number assigned to the problem to the designated EMC contact via Email or FAX.
4.4 BROCADE will use its Engineering SPR system to record and track the status of all EMC reported problems.
5.0 SOFTWARE MAINTENANCE RELEASES
5.1 As part of the support program, BROCADE will provide production quality software maintenance releases to EMC, provided EMC has paid the software maintenance fees set forth in Exhibit A. Maintenance releases will contain fixes for all currently open Priority 1 and 2 SPRs, selected Priority 3 and 4 SPRs. At a minimum, BROCADE will provide maintenance releases in accordance with the schedule set forth in Exhibit B and also in any quarter in which a new Priority 1 or 2 SPR is opened.
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5.2 Maintenance releases will be derived by integrating the latest released version of EMC’s software and a specified version of BROCADE standard server software.
5.3 The standard versions on which maintenance releases are based may be chosen at EMC’s discretion. BROCADE will give EMC at least [**] days advance notice of upcoming standard releases, as well as offer EMC beta versions of all BROCADE standard releases should they be available.
5.4 Maintenance releases will typically be delivered to EMC for quality assurance (“QA”) testing at about the time the BROCADE standard version is production released, but no less than [**] months after EMC’s request. Maintenance releases will be available for access by EMC in a secured account on the BROCADE web Server.
5.5 BROCADE will provide basic unit test of all code supplied to EMC, however, EMC is responsible for QA testing of their code release.
5.6 During the first [**] months after a maintenance release is made available to EMC, BROCADE will correct any Priority 1 problem or any problem in EMC’s release which is not in the standard BROCADE release. In addition, every Priority 2 problem will be reviewed by EMC and BROCADE and BROCADE will use commercially reasonable efforts to correct those Priority 2 problems that would significantly impact EMC’s End Users.
6.0 EMERGENCY SOFTWARE RELEASES
6.1 Upon mutual agreement of EMC and BROCADE, BROCADE will provide Emergency Releases to resolve highest impact customer problems, SPR 1 priority, which require resolution prior to the next scheduled Maintenance Release, at no charge to EMC. Selected SPR 2 priority problems may be deemed as candidates for Emergency Releases as mutually agreed between EMC and BROCADE.
6.2 Emergency (X) Releases will be based on EMC’s most recent production release, and will differ by just the fix required to resolve the critical problem. Emergency (X) Releases will not be guaranteed free of side effects, so their distribution must be very limited. In particular, an Emergency (X) Release will NOT be supplied to BROCADE Manufacturing for volume production.
6.3 EMC’s Emergency Releases will be available for access by EMC in a secured account on the BROCADE Web Server. The response criteria by problem type is as follows:
Priority 1: BROCADE will respond immediately to a Priority 1 SPR and will provide a solution to EMC as soon as possible. BROCADE will make best efforts to provide a fully tested and released fix available on the BBS/FTP Server within [**] days.
Priority 2: BROCADE will use commercially reasonable efforts to make a fix available on the web Server within [**] days.
6.4 All Emergency (X) Release fixes will be incorporated in the next regular Maintenance Release.

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7.0 MAINTENANCE AIDS
7.1 Subject to the terms and conditions of this Agreement, BROCADE grants to EMC a personal, non-exclusive, world-wide, no-cost, royalty-free and non-transferable right to use the Maintenance Aids listed in this Exhibit in connection with Products covered by an EMC warranty or Service Agreement during the term of that warranty or Service Agreement for the sole purpose of assisting EMC in providing warranty and maintenance services on the Products for Customers under the applicable warranty or Service Agreement. “Maintenance Aids” are hardware, software and other aids owned by BROCADE and used by BROCADE in furnishing maintenance services.
7.2 No title to or ownership of the Maintenance Aids is transferred to EMC, and any references to “sale” or “purchase” of the Maintenance Aids shall be deemed to mean “license on the terms contained in this Agreement.” EMC shall reproduce and include BROCADE’s copyright and other proprietary notices on and in any copies, including but not limited to physical and electronic copies of the Maintenance Aids. Neither EMC or any of its agents, independent contractors or consultants shall modify, enhance, supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce the Software to human readable form without BROCADE’s prior written consent.
7.3 In the event that new releases of the Maintenance Aids or additional Maintenance Aids are developed by BROCADE during the term of the Agreement, BROCADE will promptly notify EMC of the availability of such Maintenance Aids. At EMC’s request, such additional Maintenance Aids will also be licensed to EMC on the terms herein and shall automatically be included as Maintenance Aids under this Exhibit.
7.4 BROCADE shall provide EMC with copies of Maintenance Aids documentation in English and as available, other language text and numeric forms, as are available from BROCADE. EMC acknowledges that there may not be documentation available for all Maintenance Aids. Except as provided herein, EMC shall have no right to copy the documentation for the Maintenance Aids.
7.5 BROCADE will use reasonable efforts to notify EMC of a planned discontinuance of the Maintenance Aids at least [**] days in advance of such discontinuance by BROCADE.
7.6 Upon termination or expiration of the continuing support period under this Agreement, EMC will immediately discontinue use of the Maintenance Aids and return, the all copies of the Maintenance Aids to BROCADE, within [**] days of such expiration or termination.

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EXHIBIT D
REPAIR / REFURBISHMENT PROCEDURES
A. Definitions:
In-Warranty Repair — means the repair or replacement of failure claims on product serial numbers that are determined to be within warranty
Out-of-Warranty Repair — means the repair of failure claims on product serial numbers that are determined not to be within warranty
 Refurbishment — means inspection, testing, and mandatory upgrades, to make Product in conformance to its original Product specification and packaging.
MAV — means EMC owned material at vendor
BROCADE — shall mean BROCADE or one of BROCADE’s designated contract manufacturers
B. Trade-in Process:
The following processes will be governed according to the following guidelines: [**] will define[**], and [**]that [**]from[**] to an [**]. If [**]is[**] to[**]will [**]the [**]through the [**]has [**]or[**]of[**]these [**]take[**]their [**]from [**] any [**]will submit to [**]a[**]each [**]that were part of [**] If [**]the trade-in [**]will be[**]on the [**]shall have [**]to [**] to [**]is [**]to [**]each[**]No [**]will be [**]with [**]
C. Refurbishment Guidelines:
EMC and BROCADE will maintain an eligibility matrix of Product available to go through the Refurbishment Process. The matrix will be updated on Exhibit A-2 and only products on the current matrix will be eligible for Refurbishment. Effective January 1, 2008, Refurbishment Services will only be available only for a duration of[**] years after EMC EOL date to support Customer Service spares.
D. In-Warranty Repair Guidelines:
Should No-Trouble-Found quantities going through the Repair Process exceed [**]% of the total Product being returned for In-Warranty Repair in a given month, BROCADE and EMC agree to meet and mutually agree upon a corrective action plan. EMC will continue to provide as much detail as possible from each customer service engagement on the reported failure mechanism, environment, and any other relevant data.
E. Return process:
There are two (2) types of Product returns: In-warranty repair and Out-of-warranty repair. Process for returning material to BROCADE is as follows:
          Each EMC return location will create and maintain a RMA tracking report. EMC will determine whether Product is to be returned for repair or refurbishment by serial number at the time the RMA is requested. A common RMA tracking report for each EMC designated returns location will be utilized by EMC and BROCADE to track the following returns data:

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Provided by EMC:
EMC Part Number
Serial Number
Description
Repair or Refurbishment ID
Failure Analysis request (repair only)
DMF#
RMA request date
EMC quote approval
EMC Purchase Order number
Provided by BROCADE:
BROCADE RMA#
Repair status (in warranty / out of warranty)
BROCADE receipt date
BROCADE scheduled ship date
BROCADE actual ship date
Scrap recommendation
Incremental quoted cost
Replacement part serial number (as required)
Upon EMC request for In-Warranty failures, BROCADE will provide Failure Analysis to EMC Supply Base Management Technical group within [**] days of receipt. EMC will make reasonable best effort to request Failure Analysis at the time of RMA request. EMC also recognizes that BROCADE may be unable to provide FA if not requested at time of RMA request.
EMC will initiate a new return request to the RMA tracking report by inputting the EMC data elements as detailed above. BROCADE will respond with a RMA number, and for repairs, communicate to EMC whether the Product is in or out of warranty within [**] business day. Upon receipt of RMA number, EMC shall package the returned Product and ship to BROCADE freight pre-paid by EMC with the RMA# clearly marked on the outside of the box. All Product returns for certain BROCADE products shall be [**] and EMC shall issue a corresponding purchase order for the repaired or replaced product.
F. MAV Process for BROCADE M-Series Product:
1. All Product returns for BROCADE M-Series Product shall be returned as MAV and will be maintained in a secure environment and a unique EMC inventory location while in BROCADE’s possession. BROCADE will receive Product within [**] business day after arrival at BROCADE’s dock. Upon receipt, BROCADE will update the RMA tracking report with a receipt date within [**] business day.
2. The repair/refurbishment cycle time detailed below will be measured from the receipt date to the ship date, except for product outside of the scope of work as defined below. BROCADE will make an inspection upon receipt on all Products to disposition any and all work that is required to return the material to a like new condition, based on an EMC pre-determined minimum shippable revision level. In the event that the inspection disposition determines that work beyond the established refurbishment or out of warranty scope is required, then BROCADE will submit a quote and a recommendation whether to repair/refurbish or scrap for the additional work to be performed within [**] business days of the receipt date.
3. EMC will respond to BROCADE with an acceptance of the quoted cost along with a corresponding Purchase Order release, if applicable, or will provide authorization and instructions regarding scrap. EMC will update the RMA

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tracking report with the EMC Purchase Order number within [**] business day of quote acceptance. BROCADE’s repair/refurbishment cycle time will commence upon EMC’s acceptance and authorization of the quoted incremental cost.
4. All return products will be repaired or replaced and shipped to EMC within [**] calendar days from the date BROCADE receives the material to shipment back to EMC. In the event BROCADE can not meet the [**] day cycle time for returned product, BROCADE will work with EMC to develop process improvements to achieve said requirement.
5. Refurbishment cycle time will be administered under the following SLA:
Should BROCADE ship refurbishment product between the [**] calendar day post receipt of product, EMC will receive a [**] on the servicing of that product.
Should BROCADE ship refurbishment product between the [**] calendar day post receipt of product, EMC will receive a [**] on the servicing of that product.
Should BROCADE ship refurbishment product after the [**] day post receipt of product, EMC will receive a [**] on the servicing of that product.
BROCADE will communicate any replacement parts and their associated serial numbers prior to their shipment back to EMC.
6. The warranty on repair and Refurbished Product shall be the greater of [**] days or the balance of the original Product warranty period. The cost of repair and out of warranty fees are detailed in Exhibit A.
7. Product support shall include, but not be limited to Product: (i) testing; (ii) repair; (iii) upgrades where mandatory; (iv) BROCADE’s standard reporting; (v) failure analysis, and (vi) closed loop corrective action.
8. BROCADE will provide MAV inventory reports to EMC a minimum of once per week. These inventory reports will include EMC part number, serial number (if serialized), description, date received, and are required to achieve [**]% accuracy. MAV inventory at BROCADE will utilize system generated inventory tracking reports from receipt through WIP to shipment and be available to EMC. If system generated reports are not utilized at BROCADE, or do not achieve the [**]% accuracy requirement, then physical inventories will be required on a [**] basis at the repair source until this requirement is met for [**] consecutive months.
9. BROCADE shall make commercially reasonable efforts to repair all Product per the applicable Product specifications agreed to in writing by EMC and BROCADE.
10. BROCADE shall submit a scrap request for out of warranty or refurbished parts that are not repairable to EMC’s Supply Base purchasing contact for review and authorization. BROCADE’s requests for scrap authorization shall include the following information:
Product’s part and serial numbers.
A documented history of remedial processes performed on Product.
Product’s failure mode or quality conformance issue.
EMC shall provide a timely response to BROCADE’s scrap requests.
11. BROCADE may be required to return scrapped Product to EMC for verification and analysis at EMC’s expense. EMC shall notify BROCADE of this requirement at the time of Product’s scrap authorization. If EMC requests that the product be scrapped at BROCADE, then BROCADE shall provide a Letter of Destruction certifying that product

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has been scrapped and BROCADE will submit the expense for scrap on the Refurbishment monthly invoice. All Products processed through the above procedure shall be returned to EMC in conformance with the original Product specifications and per the same configuration rules and packaging guidelines as newly manufactured Product. Out of warranty requests can be accepted from EMC up to the End of Service Life date or as mutually agreed to by EMC and BROCADE. For all Products at the completion of repair or refurbishment, BROCADE will ship Product via EMC’s approved carrier and routing instructions, freight pre-paid. BROCADE will collect certain relevant data to update installed base.
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EXHIBIT E
Post Contract Renewal Support &Extended Software Maintenance
1.0	BROCADE will provide EMC with post warranty support for out of warranty units shipped back to BROCADE for service subject to the Product Withdrawal terms of Section 8.4 of the Agreement.
1.1	EMC will ship post warranty Product to BROCADE under the RMA Procedure outlined on Exhibit D.
2.0	Extended Software Maintenance
2.1	All pricing for Extended Software Maintenance will be governed by the current Exhibit A.

2.2	Software Maintenance Billing Process
2.2.1	BROCADE B2B software fulfillment —

Products procured via this process have either: [**] year of software maintenance with an automatically renewed [**] year; or [**] years of software maintenance on initial purchase or as described on Exhibit A.

For all software products procured by EMC via this B2B process, BROCADE will provide an invoice to EMC equal to the value of [**]% of all the units shipped multiplied by the Software maintenance support renewal fee as established for that part in Exhibit A. To avoid the burden of tracking actual renewals, the parties agree to assume [**]% of EMC’s install base will renew after the initial maintenance term.

Invoice will be made available to EMC [**] for all units expiring in the following quarter.

EMC will be invoiced quarterly for years [**] as per the process above.

Renewal of software maintenance for years [**] are optional at the election of EMC. After year 4, no additional Software Maintenance will be required.

No software releases that significantly enhance the marketability of the software (“Upgrades”) will be delivered after year 4.

EMC will use BROCADE’s shipment history data, to be provided at EMC’s request, as the basis for quarterly calculations, subject to EMC’s audit and verification

Invoice will be presented to EMC in the month preceding the first month of the calendar quarter.

2.2.2	BROCADE royalty (as described in Exhibit I) / alternative fulfillment —

Products procured via this process have an initial [**]-month software maintenance period with initial purchase or as described on Exhibit A.

For all other software products procured by EMC, BROCADE will provide a quarterly reconciliation, based on shipment reports / royalty reports provided by EMC, of all units shipped to EMC via the software royalty process or other methodologies that are in need of renewal.

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BROCADE will provide an invoice equal to the value of the units expiring multiplied by the then current price as established for that part in Exhibit A.

Invoice will be made available to EMC [**] for all units expiring in the following quarter.

Renewal periods shall be for [**] calendar year.

Invoice will be presented to EMC in the month preceding the first month of the calendar quarter.

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EXHIBIT F
Qualified Service Program (QSP)
In support of enabling EMC to support BROCADE products at an end user site, at the request of the end user, to all BROCADE products, without regard to whether the end user procured the product from EMC, BROCADE agrees to the following procedures.
1.0	Pricing and Payment
1.1	EMC requests that BROCADE provide software maintenance and hardware repair support for the “non EMC” supplied products, and will purchase this support in accordance with the BROCADE Service Pricing Worksheet as shown on Exhibit A.

1.2	EMC understands that it will only be entitled to receive support on BROCADE products for which it has purchased support, and such support will only be entitled for the duration of the support contract.

1.3	Payment will be made in accordance with the terms and conditions of the overall Agreement on separately identifiable Purchase Orders.
2.0	Procedure
2.1	The products must be the BROCADE equivalent of an EMC supplied product and the customer must agree to run the versions of software and firmware supported by EMC. EMC will document the serial numbers of hardware and version of software for each product that will be supported. BROCADE will provide software maintenance and hardware repair support for these “non EMC” supplied products in accordance with support ordered on Exhibit A.

2.2	EMC agrees that it will escalate through its official support channels and will manage all level 1 and level 2 calls prior to escalating any backline issues to BROCADE. EMC also understands that hardware repair is based on a [**] day replacement process, and the returned switch must be BROCADE branded, unless EMC agrees to pay additionally to convert the BROCADE brand to the EMC brand.

2.3	To register a product the following information must be provided to BROCADE:
•	Switch serial number or WWN

•	Duration of support contract

•	Support Part Number (per the pricing worksheet)

•	Purchase Order Number
2.4	BROCADE will send EMC a confirming email and invoice. BROCADE will update any entitlement databases. BROCADE will also provide call center support and support any service level agreements according to the Agreement.

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EXHIBIT G
OPERATIONAL PROVISIONS
1.	Logos. EMC-Provided Logos. BROCADE will apply EMC’s adhesive-backed logo to the Products if EMC supplies the logos, and if EMC provides clear instructions as to placement. If EMC does not supply its logo to BROCADE, BROCADE requires EMC’s logo part number so that BROCADE may order the logos directly from EMC or EMC’s recommended BROCADE. If EMC supplies its own logo and BROCADE has not received the logos in time for scheduled Product shipment, BROCADE will ship the Product without EMC’s logo on the unit.

2.	Identification of Parts. BROCADE shall use all reasonable efforts to comply with EMC’s procedures regarding the identification of parts, marking and serialization or a mutually agreed to specification.

3.	Packing and Shipping Containers. BROCADE agrees to package all Products, Spares and replacement components in accordance with procedures mutually agreed to by BROCADE and EMC.
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EXHIBIT H
FIBRE CHANNEL SWITCH EMC REGULATORY AND PRODUCT SAFETY
REQUIREMENTS
Connectrix 2

3.0	4.0 Applicable 5.0 Agency / Standard	Label Marking	User Manual Text	6.0 Compliance & Certification Requirements (Documents to be provided by vendor)

7.0	Safety: Resolution 92/98 Phase III	YES	YES	Safety: - IRAM Certificate. EMC Corporation model.

	EMI: N/A	N/A	N/A	EMI: N/A

8.0	Safety: AS/NZS CISPR22 or IEC60950	N/A	N/A	Safety: - CB certificate with - CB report Co-listing EMC [2] model

EMI: AS/NZS CISPR22	YES	NO	EMI: - signed Agent’s Agreement from vendor, taking
responsibility for the product’s Ctick approval
- test report to AS/NZS 3548 with
- test lab’s accreditation certificate with
- photos of product or product brochure with
- block wiring diagram of the product

9.0

10.0	Safety: ITE:CSA C22.2 No.60950-1-03 UPS: CSA C22.2 No. 107 (ref section 6.3)	YES	YES	Safety: -CSA Certification With CSA Report, or - C-UL Listing with UL/C-UL report Co-listing EMC Corporation model.
	EMI: ICES-003 Issue 04	YES	NO	EMI: - see USA Compliance Requirements
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11.0	Safety: CNCA-01C-020: 2001 GB4943	YES	N/A	Safety: - CCC Certificate. EMC Corporation Model.

	EMI: GB9254-1998	N/A	N/A	EMI: - CCC Certificate EMC Corporation Model

12.0	Safety: Low Voltage Directive 73/23/EEC, ITE: EN 60950-1: 2001 UPS: EN 62040-1-1:2003	YES (CE)	YES	Safety: - TUV license with - TUV report CB certificate & CB report from Competent Body Co-listing EMC Corporation model.

	EMI: EMC Directive 89/336/EEC including: EN55022:1998, EN61000-3-2:2000, EN61000-3-3:2001 or EN61000-3-11:2000 EN55024:2001	YES (CE)	YES	EMI: - Certificate from Competent Body - test report to EMI standards listed, with - test lab’s accreditation certificate

Country	13.0 14.0 Agency / Standard	Label Marking?	User Manual Text?	15.0 Compliance & Certification Requirements

16.0	Safety: UL 60950-1 1st Edition.	N/A	N/A	Safety: - UL Listing/Recognition with UL report (see USA) Co-listing EMC Corporation model.

	EMI: VCCI V-3 (based on CISPR22:1997 3rd Edition)	YES	YES	EMI: - copy of vendor’s form listing EMC[2] product with VCCI with copy of: - test report to VCCI V-3

17.0	Safety: IEC 60950	N/A	N/A	Safety: - CB certificate with - CB report Co-listing EMC [2] model

	EMI: KN22 (Radiated Emissions) KN24 (Immunity)	YES	YES	EMI: - copy of RRL approval certificate listing EMC[2] Corporation model.

	EMI: MOCIE	YES	YES	eK: - marking and supporting documentation (for UPS or SPS type product)

18.0	Safety: GOST	YES	NO	19.0 Safety: - Copy of GOST certificate Co-listing EMC 20.0 Corporation Model.

	EMI: GOST	YES	NO	EMI: - Copy of GOST certificate listing EMC Corporation Model.

NOTE: GOST cert. usually combines both Safety & EMI.
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21.0	Safety: BSMI CNS 14336	YES	YES	Safety: - copy of BSMI safety approval certificate - copy of BSMI generated CB Report

EMI: BSMI CNS 13438	YES	YES	EMI: - copy of BSMI approval certificate listing
- EMC[2] model
- test report to CNS 13438 w/lab signature with
- BSMI cover form w/lab# & lab signature with
- photos of product with
- critical [EMI] features list with
- product’s power supply rating information

22.0	Safety: ITE: UL 60950-1 ,1st Edition. UPS: UL 1778 3rd Edition (ref section 6.3)	YES	YES	Safety: - UL Listing/Recognition with UL Report, or - UL-CSA Certification with CSA Report Co-listing EMC Corporation model (if requested)

	EMI: FCC Part 15	YES	YES	EMI: - test report to FCC part 15 with - test lab’s accreditation certificate

23.0	Laser Safety: CFR Part 21J (only applicable if product contains a laser component)	YES	YES	Laser: - copy of FDA Listing with EMC[2] model - Accession Number

24.0 25.0	Safety: IEC 60950	NO	NO	Safety: - CB certificate with - CB report Co-listing EMC [2] model
	EMI: CISPR22:1997 3rd Edition	NO	YES	EMI: - test report to CISPR22:1997

Environmental and Other
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26.0	DOI/S: Declaration of Identity or Similarity from vendor stating that their model is identical to the EMC[2] model except for labeling (for example).

LABELS: Compliance Engineering must review and approve both the device rating / data plate label, and any product label incorporating Agency marks before they are approved for application to the EMC[2] products.

USER MANUALS: Compliance Engineering must review and approve any user manual text for appropriate incorporation of Agency and Product Safety warning statements.
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EXHIBIT I
Royalty Payment Process
Purpose:
To calculate and pay royalties to BROCADE, with whom EMC has an agreement for the procurement of software licenses. Software Royalties are defined as the software license and maintenance fees as set forth in Exhibit A.
Procedure:
During the term of this agreement, EMC shall pay BROCADE the software royalty fees set forth in Exhibit A (“Software Royalty”).. Products that are subject to the Software Royalty shall be identified by its particular part number, or as otherwise set forth in Exhibit A
For reconciliation purposes, the corresponding EMC and BROCADE contacts will provide each other information based upon the quantity of shipments/receipts for applicable part numbers (“Royalty Report”). The parties agree to complete the Royalty Report no later than [**] calendar days following month-end.
BROCADE will invoice EMC for the Software Royalty on a [**] basis, on one invoice, and based upon the reconciled quantity. BROCADE will provide details pertaining to sales order, ship date, material PO, and requisition number with the Software Royalty invoice. EMC agrees to pay such invoice under the terms of this Exhibit.
BROCADE will receive payment for the Software Royalty from EMC as set forth in this Agreement. EMC agrees to allow BROCADE to audit the Software Royalty report and other data to ensure compliance.

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Exhibit J
Professional Services and Enterprise Support
RECITALS
A. EMC provides certain support to its End Users (as defined in the Agreement), and has existing support agreements with the End Users for the BROCADE hardware and software products.
B. BROCADE provides certain backline support to EMC pursuant to the Agreement where EMC escalates certain support related issues to BROCADE for resolution, but BROCADE does not provide support directly to the End User.
C. BROCADE and EMC desire to expand BROCADE’s level of support so that the End Users may contact BROCADE directly for certain support issues after contacting EMC (“Enterprise Support”).
D. BROCADE and EMC desire to facilitate offering certain BROCADE professional services to End Users, including also an “Onsite Engineer” where BROCADE will be placing a dedicated engineer at the EMC location (“Professional Services”).
NOW, THEREFORE, in consideration of the foregoing and the following terms and conditions, the parties hereby agree as follows:
AGREEMENT
Scope of the Agreement.
Acquiring Enterprise Support and Professional Services. To facilitate purchases under this Exhibit J, from time to time, the parties may enter into individually negotiated and mutually agreed to statements of work for the purchase of the Enterprise Support or Professional Services (“SOW”). All purchases under this Exhibit J shall be documented by a SOW. Each SOW is an individual agreement between the parties and this Exhibit J and the applicable portions of the Agreement are hereby incorporated into each SOW, as applicable. In the event of any conflict among the terms, the following order of precedence shall apply to any Enterprise Support or Professional Services: (a) this Exhibit J, (b) the Agreement, (c) a SOW. Any terms or conditions of any order that are inconsistent with or in addition to the terms and conditions of this Exhibit J are deemed rejected and shall not be effective, notwithstanding an acknowledgement or acceptance of such order.
Subcontracted Services. This Exhibit J is a subcontractor relationship where EMC purchases Enterprise Support and Professional Services on its own behalf for BROCADE’s delivery to the End User. Nothing herein, express or implied, is intended to nor shall be construed to confer upon or give to any person, other than the parties to this Exhibit J, any interests, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby. In particular, BROCADE will provide the Enterprise Support or Professional Services to End Users on behalf of EMC only. BROCADE shall have no contractual relationship, implied or otherwise, and no liability to such End User by virtue of this Exhibit J or any delivery of any Enterprise Support or Professional Services provided hereunder. EMC represents and warrants that EMC has in the place with each End User the EMC Agreements attached as Exhibit I to the Agreement, and that such terms and conditions in the EMC Agreements will extend to the services and support being provided by BROCADE on behalf of EMC.
BROCADE Entity for SOW. With respect to any Enterprise Support or Professional Services to be delivered within the United States or its territories, this Exhibit J is entered into, and all Enterprise Support and Professional Services shall be performed by or on behalf of BROCADE-US. When the Enterprise Support is to be delivered outside the United States or its territories or when Professional Services are bundled with Enterprise
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Support or a Product, this Exhibit J is entered into, and shall be performed by or on behalf of BROCADE- Switzerland I. For Professional Services to be delivered outside the United States or its territories at an End User location on a standalone basis (without accompanying Products or Enterprise Support bundled with the Professional Services), this Exhibit J is entered into, and shall be performed by or on behalf of BROCADE-Switzerland II.
Process Improvements. BROCADE and EMC agree to meet on a regular basis to discuss the services being provided hereunder and any means by which the parties may improve their processes. The parties shall mutually agree to the location, frequency, and duration of such meetings. If the parties determine that circumstances require changing the terms contained herein to facilitate an improved process, the parties can amend this Exhibit J by mutual written agreement.
Enterprise Support Terms.
Prerequisite Professional Services. Prior to BROCADE providing Enterprise Support to an End User, BROCADE will work with EMC so that BROCADE can perform the Professional Services set forth in each SOW.
Covered Software and Covered Hardware. For each purchase of Enterprise Support, BROCADE and EMC shall complete a SOW to designate the Covered SAN, software covered under this Exhibit J (“Covered Software”), the hardware covered under this Exhibit J (“Covered Hardware”) (the Covered Software and Covered Hardware shall be collectively referred to as the “Covered Product(s)”. BROCADE has no obligation to support any Products not specifically set forth in a SOW provided however in certain emergency situations BROCADE may register such Products when an End User calls for support and immediately begin providing support to such Products, subject to payment of the applicable fees and the terms of this Exhibit J. If the parties desire to add additional current or future Products to this Exhibit J, the parties shall sign a new SOW for such additional Products and EMC shall pay the corresponding fees.
Call Process Flow. As part of the Enterprise Support, the End Users are required to call EMC so that EMC can trouble shoot the issue before transferring the End User to BROCADE. Attachment A to this Exhibit J sets forth the call process flow between EMC, BROCADE and an End User. EMC and BROCADE agree to follow such procedures.
Tech Enterprise Support. Provided that EMC has paid the applicable fees, BROCADE will provide Enterprise Support for the Covered Products in the Covered SAN, as is described in a SOW. Provided that EMC has paid the applicable Enterprise Support fees and subject to the terms and conditions set forth below, BROCADE will provide telephone, email and online assistance for the Covered Products listed on a SOW based on the applicable Severity and Priority levels as described below (“Tech Enterprise Support”). Whenever EMC submits a Tech Enterprise Support issue to BROCADE related to the Covered Products (“Problem”), BROCADE will classify the Problem according to the “Customer Priority” level that defines the Problem, based on the Customer Priority level descriptions located in the Service Plan Policies Document at BROCADE’s website, which document may be updated from time to time in BROCADE’s discretion. The target response times and resolution efforts will be tied to the applicable Severity and Priority levels assigned to the Problem. Additional charges may apply if EMC contacts BROCADE when it is later determined that the cause was not related to the Covered Products. BROCADE will only provide Enterprise Support for the baseline licensed Software, and will not support any customizations or unique implementations of the Software under its general Enterprise Support obligations, and any such support will be provided on a time and material basis. EMC will not be responsible to pay BROCADE for any travel and expenses that BROCADE incurs when providing on-site Enterprise Support. If BROCADE determines that an on-site visit is required, BROCADE shall agree directly with the End User as to whether BROCADE will be reimbursement for its travel and expenses.
Third Party Product Enterprise Support. As part of the Products, BROCADE may provide certain third party products bundled with the Product or as a standalone product. BROCADE’s obligation (if any) to provide EMC with support for third party products is subject to this Exhibit J and is limited to providing EMC with
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support that BROCADE receives from the applicable third party product provider. BROCADE will provide details of such support to EMC upon request. To the extent that an agreement authorizing BROCADE to sell or support the third party product is terminated or expires prior to termination of BROCADE’s support obligations for such third party product, then BROCADE’ obligation to provide Enterprise Support to EMC for such third party product, and EMC’s obligation to pay BROCADE for such Enterprise Support, shall automatically terminate simultaneously with the termination or expiration of the relevant third party product agreement.
Third Party Product Interoperability. Due to interoperability requirements and the nature of SAN environments, EMC agrees that the use of any third party products which have not been recommended or certified by BROCADE may cause errors in the operation of the Products or may cause additional resolution time for BROCADE under its Enterprise Support obligations hereunder. EMC acknowledges that use of any such third party products shall release BROCADE from the performance of BROCADE’s Enterprise Support obligations related thereto. BROCADE may be prepared in BROCADE’ absolute discretion to provide additional services to resolve any such problems in such circumstances, but shall not be obliged to do so.
Professional Services Specific Terms.
Scope of Agreement. Provided that EMC has paid for the Professional Services, BROCADE will perform the Professional Services as described in the applicable SOW or on the BROCADE price list.
Working Hours. Except for any Professional Services with explicitly stated extended work hours, all Professional Services shall be performed during normal business hours (Monday to Friday, 8:30 am to 5:30 pm, local time). EMC shall inform BROCADE in advance if any off-shift services will be required and BROCADE shall inform EMC of any additional charges that may be associated with performing Professional Services outside of normal business hours. EMC agrees to pay BROCADE any applicable additional charges for such off-shift Professional Services performed.
Facilities. EMC agrees to provide the facilities reasonably necessary for BROCADE to perform the Professional Services, including a safe and suitable workspace for the BROCADE employees or contractors performing the Professional Services, as well any required equipment and software. For security and safety reasons, an EMC representative shall be available on-site whenever BROCADE employees or contractors are performing the Professional Services at such facilities.
Prerequisites. Prior to the commencement of the Professional Services, EMC agrees to take all the prerequisite steps identified by BROCADE prior to BROCADE performing the Professional Services, including without limitation, (a) ensuring that all manufacturers’ labels (such as serial numbers) are in place, accessible, and legible, (b) obtaining authorization to have BROCADE service a Covered Product that EMC or End User do not own, (c) purchasing and installing the required software and obtain a license for BROCADE to use such software, and (d) testing all hardware and software necessary to perform the Professional Services, and all such hardware and software documentation shall be made available to BROCADE, and (e) any other prerequisites identified by BROCADE. EMC acknowledges that any failure to perform the prerequisites may result in voiding the warranty for the particular service, delays and/or cause additional charges to apply. IT IS END USER’S RESPONSIBILITY TO ENSURE THAT END USER HAS COMPLETE BACKUPS OF ALL DATA PRIOR TO COMMENCEMENT OF ANY SERVICES. BROCADE ASSUMES NO RESPONSIBILITY FOR LOST DATA.
Scheduling Professional Services. Promptly following receipt and execution of a SOW, BROCADE shall contact EMC’s representative to schedule the Professional Services. All Professional Services must be started within [**] days of the date of the SOW. If EMC is unable or unwilling to have BROCADE perform the Professional Services during this period, or if BROCADE is unable to perform the Professional Services owing

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to EMC’s failure to make the appropriate facilities available or to perform the necessary prerequisites, BROCADE shall have no further obligation to EMC with respect to the Professional Services.
Acceptance Procedures. Upon completion of the Professional Services which require acceptance, EMC shall have ten (10) days (or any other time specified in a SOW) following the delivery date to evaluate the Professional Services. On or before the [**] day following such delivery, EMC (or an End User where EMC is not onsite) shall provide BROCADE with either (1) a written acceptance of the Professional Services; or (2) written notice of rejection describing in detail the deficiency that is the basis for the rejection. A deficiency is a material non-conformity of the Professional Services to the acceptance criteria stated in the applicable SOW, or in the absence of such criteria, a material non-conformity to the description of the Professional Services set forth in the SOW. In the event that EMC rejects the Professional Services in accordance with the afore-described procedure, BROCADE will use diligent efforts to correct the deficiency promptly. The Professional Services and any associated deliverables that are re-performed or redelivered shall be subject to EMC’s acceptance in accordance with this provision. In the event EMC fails to accept or reject the Professional Services within 10 days after BROCADE’s completion of the applicable Professional Services, or accept or reject re-performed Professional Services within [**] days after BROCADE’s completion of the applicable Professional Services, the Professional Services shall be deemed accepted by EMC, and EMC shall have no further right to reject the Professional Services.
Onsite Engineer Specific Terms. BROCADE has a specific Professional Service offering where BROCADE provides an onsite engineer (OSE) to perform ongoing Professional Services at the customer facilitates. For each OSE SOW completed by the parties, the following terms shall apply. The OSE shall not provide any Enterprise Support for the Products unless EMC has purchased Enterprise Support directly from BROCADE. If the OSE provides certain Enterprise Support related services, then such services shall be provided pursuant to the Enterprise Support section of this Exhibit J. Any Professional Services provided by an OSE shall not be subject to the acceptance and warranty provisions set forth above; and such Professional Services shall be billed monthly on an “as occurred” basis, unless another billing time frame is set forth in the applicable SOW. For OSE’s purchased on an annual basis, the availability of an OSE is subject to the local employment laws and BROCADE shall have the right to substitute certain OSE(s) in order to comply with such laws.
Subcontractors. BROCADE may engage subcontractors to perform Professional Services under this Exhibit J, and BROCADE shall be responsible for the satisfactory performance of the Professional Services of all such subcontractors it may engage.
Consideration.
Prices of Professional Services and Enterprise Support. BROCADE’s base pricing is set forth in Exhibit A. The pricing does not include travel and expense. If BROCADE desires to be reimbursed for travel and expenses, then BROCADE will build such costs into the End User quote. EMC will not be responsible to pay any separately billed out-of-pocket travel costs and expenses. Payment shall be made to the applicable BROCADE entity signing the SOW.
Enterprise Support Term and Renewal. As it applies to each SOW for Enterprise Support, the initial term will begin on the effective date of such Enterprise Support and shall continue until the next anniversary of the Effective Date of the Agreement (“Partial Year”) so that the yearly term of the Enterprise Support SOW will be coterminous with the yearly renewal term for the Agreement. Thereafter, each Enterprise Support SOW will be automatically renewed on a yearly basis unless either party notifies the other in writing of its election to terminate an individual Enterprise Support SOW at least ninety (90) days prior to the termination of the Partial Year or for any subsequent year. Upon one hundred and twenty (120) days prior written notice before the end of any renewal year, BROCADE will be able to increase the yearly fee for Enterprise Support. EMC shall pay the fees for Enterprise Support on the first day of first month of the applicable year provided however that if EMC has a different payment

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schedule with the End User (e.g. billing every quarter or monthly), then BROCADE and EMC may agree to a similar billing cycle for BROCADE’s services under this Agreement with such End User in the applicable SOW.
Audit Rights. BROCADE shall have the right to audit compliance with the terms herein upon reasonable notice to the EMC. In the event that an End User’s actual number of ports and/or users exceeds its authorized numbers (with the difference being the “Unauthorized Access”), EMC shall within [**] days from the date of the invoice pay BROCADE all license and Support fees due for the Unauthorized Access at BROCADE then-current list rates. Payment of such late fees shall not limit any other rights BROCADE may have against EMC for such Unauthorized Access.
Warranties and Disclaimers.
Professional Services Warranty. BROCADE warrants for a period of [**] days: (a) following the completion of the Professional Services, in the case where no acceptance procedure is applicable and (b) following acceptance of the Professional Services, otherwise, that all Professional Services will be performed in a professional and workman-like manner by appropriately trained personnel, using generally accepted industry standards and practices. As BROCADE’s sole liability and EMC’s exclusive remedy for a breach of this warranty, if the Professional Services are not provided as warranted, BROCADE will, at its sole discretion, either: (1) correct any material non-conformances in the Professional Services deliverables; (2) re-perform the Professional Services; or (3) credit EMC for the amount paid for the nonconforming Professional Services. This warranty does not apply to the extent they relate to (a) any specifications, code, diagnostic or other tools, or any other materials provided by EMC or the End User; (b) the integration, operation, modification, or use of the Professional Services or any deliverables in any manner not authorized by BROCADE, (c) any Professional Services or Enterprise Support provided by an Onsite Engineer, and (d) any changes to the storage area network (“SAN”) environment after the services were rendered.
No Other Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR PROVIDED FOR IN THE AGREEMENT, THE PRODUCTS AND SERVICES PROVIDED UNDER THIS EXHIBIT J ARE DELIVERED “AS IS” AND NEITHER BROCADE NOR ITS BROCADES MAKES ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, ANY RELATED DOCUMENTATION OR SERVICES, AND BROCADE SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY AND NON-INFRINGEMENT WITH RESPECT THERETO.

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Exhibit K
EMC Basic Ordering Agreement

.1.1.2 .1.1.1For EMC Use Only Reference Number

BASIC ORDERING AGREEMENT
This Basic Ordering Agreement (“BOA”) is effective as of the date set forth below (the “Effective Date”) between:

EMC Corporation (“EMC”)	and		(“Customer”)

176 South Street		Address:

Hopkinton, MA 01748

Fax for legal notices: 508.293.7780		Fax for legal notices:
Email for legal notices: legalnotices@emc.com

Email for legal notices:

The Effective Date is                                         . This BOA consists of these General Terms and Conditions and the Exhibits identified below the signature block at the end of this BOA.
GENERAL TERMS AND CONDITIONS
Unless EMC agrees otherwise in writing, the following general terms and conditions govern Customer’s use of the Products except to the extent a particular Product: (a) is the subject of a separate written agreement, or (b) includes a separate “clickwrap” agreement as part of the installation and/or download process or “shrinkwrap” agreement in the packaging for the Product. To the extent of a conflict between the provisions of the foregoing documents, the order of precedence shall be: (1) first, the separate written agreement; (2) second, the clickwrap or shrinkwrap agreement; and (3) third, this BOA.

1. DEFINITIONS.
A. “Affiliate” means a legal entity that is controlled by, controls, or is under common control with Customer. For this purpose, control means more than 50% of the voting power or ownership interests, or the power to elect at least a majority of the directors, of such legal entity.
B. “Confidential Information” means and includes the terms of this BOA (including all Exhibits and Quotes), the Products and Support Tools and all confidential and proprietary information of EMC or Customer, including without limitation all business plans, product plans, financial information, software, designs, and technical, business and financial data of any nature whatsoever (including, without limitation, and marketing, pricing and other information regarding the Products), provided that such information is marked or designated in writing as “confidential,” “proprietary,” or any other similar term or designation. Confidential Information does not include information that is (i) rightfully in the receiving party’s possession without obligation of confidentiality prior to receipt from the disclosing party, (ii) a matter of public knowledge through no fault of the receiving party, (iii) rightfully furnished to the receiving party by a third party without restriction on disclosure or use; or (iv) independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information.
C. “Documentation” means the then-current, generally available, written user manuals and online help and guides for any Equipment and/or Software provided by EMC.
D. “Equipment” means the hardware identified on a Quote issued by EMC.
E. “Evaluation Products” means generally available EMC hardware and/or software that is provided by EMC to Customer for a limited duration for the specific purpose of evaluation prior to licensing or purchase.
F. “Products” means Equipment and/or Software. Products do not include Evaluation Products and EMC Select Products.
G. “Product Notice” means the then-current notice by which EMC informs Customer of a Product’s then-current use rights and restrictions, warranty term, warranty upgrade and maintenance terms. Product Notices may be delivered by means of Quotes, written notices, contract riders and/or a posting on the applicable EMC website, currently located at http://www.emc.com/products/warranty_maintenance/index.jsp. The terms of all applicable Product Notices shall be deemed incorporated into and made a part of this BOA.
H. “Quote(s)” means one or more documents issued by EMC specifying the Products and/or Service that Customer seeks to obtain from EMC, the related pricing and sufficient other information to complete the transaction.
I. “Service” means all services provided by EMC or its designee pursuant to this BOA.
J. “Software” means (i) Core Software (as defined in the Equipment Exhibit), (ii) Enhanced Feature Software (as defined in the Equipment Exhibit), (iii) Application Software (as defined in the Application Software Exhibit), and (iv) all EMC Documentation for any of the foregoing.
K. “Software Release” means any new version of Software that is made generally available by EMC at no separate or additional charge pursuant to (i) the warranty for Core Software and (ii) the Support Terms for all Software, but does not mean a new Product.
L. “Support Terms” means EMC’s support and maintenance terms as set forth in the Support Exhibit.
M. “Support Tools” means any hardware, software and other tools and/or utilities used by EMC to perform diagnostic or remedial activities in connection with Equipment and/or Software.
N. “User” means Customer’s agents, employees, consultants or independent contractors authorized by Customer to use the Products on Customer’s behalf.

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2. ORDERING, PRICING AND PAYMENT.
A. Products. A Quote will be deemed accepted by Customer when Customer places an order by: (i) signing the Quote and returning it to EMC, (ii) issuing a purchase order for the Products and/or Services on the Quote, or (iii) sending an email or other writing accepting the Quote. A customer order is complete as to Equipment when Equipment is shipped or as to Software when Software is made available to Customer. Following EMC’s completion of an order or portion thereof, EMC will issue an invoice for the Products with respect to which the order is completed, such invoice to reflect the price for such Products as set forth on the Quote. Customer shall pay EMC the price stated on the invoice and also pay or reimburse EMC for all related taxes or withholdings, except for those taxes based on EMC’s net income. If Customer is required to withhold taxes, then Customer will forward any withholding receipts to EMC at tax@emc.com. All amounts are due in the currency stated on the Quote and in full 30 days after the date of EMC’s invoice, with interest accruing thereafter at the lesser of 1.5% per month or the highest lawful rate.
B. Evaluation Products. If Customer wishes to obtain any Evaluation Products, then Customer shall make such request to EMC. If EMC agrees to provide Evaluation Products to Customer, then EMC will confirm the duration and other terms applicable to the evaluation in writing referencing this BOA. The terms governing Evaluation Products stated herein shall apply to Customer’s use of Evaluation Products.
3. ORDERS BY AFFILIATES. An Affiliate may place an order pursuant to a Quote with the applicable EMC Sales Office, subject to EMC credit check. An “EMC Sales Office” is an EMC office that sells Products. Quotes for non-U.S. Affiliates or for export outside the U.S. will be identified as such and are governed by the local EMC ordering agreement.
4. WARRANTY AND DISCLAIMER.
A. Duration. The warranty term for the Products shall be as set forth in the applicable Product Notice in effect as of the date of the Quote under which Customer ordered each Product. In the event of a conflict between the Product Notice and this BOA, the Product Notice shall control. Evaluation Products contain no warranty and are provided to Customer “AS IS.”
B. Enhanced Feature Software and Application Software Warranty. EMC warrants that, from the date of shipment or the date of electronic availability, as applicable, Enhanced Feature Software and Application Software will substantially conform to the applicable Documentation for such Software. EMC does not warrant that the operation of Enhanced Feature Software and Application Software shall be uninterrupted or error free, or that all defects can be corrected. EMC’s entire liability and Customer’s exclusive remedies under the warranties described in this Section shall be for EMC to remedy such defects or performance failure or to replace the affected Software. If EMC is unable to make the affected Software operate as warranted within a reasonable time, then EMC shall refund the amount paid by Customer for the affected Software license upon return of the specific Software to EMC.
C. Warranty Exclusions. Except as expressly stated in the applicable warranty set forth in this BOA and the applicable exhibits, EMC (including its suppliers) provides Products “AS IS” and makes no other express or implied warranties, written or oral, and ALL OTHER WARRANTIES ARE SPECIFICALLY EXCLUDED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT, AND ANY WARRANTY ARISING BY STATUTE, OPERATION OF LAW, COURSE OF DEALING OR PERFORMANCE, OR USAGE OF TRADE.
5. PRODUCT SUPPORT.
A. Support and Maintenance. Support and maintenance for Products, as specified in applicable Product Notices, are available under the terms of the applicable Support Terms. If Customer ceases support and later wishes to re-instate support, then re-instatement may be subject to certification at EMC’s then-current rates. If any Product suffers damage, then EMC may replace the Product at no additional cost to Customer and EMC shall own the damaged Product.
B. Support Tools. Support Tools are owned by or licensed to EMC. Customer authorizes EMC to store Support Tools and spare parts at the installation site and agrees that such are for use only by EMC authorized personnel. Customer shall not make, and shall use reasonable care to prohibit its personnel or any third party from making, any copies, use, disclosure or transfer of Support Tools and/or such spare parts. EMC is authorized, upon the conclusion of any maintenance or warranty period or at any other time, upon reasonable notice to Customer, to enter the installation site, or to use remote means, to remove and/or disable Support Tools and spare parts and Customer shall reasonably cooperate in this effort.
6. CONFIDENTIALITY. Each party shall (i) use Confidential Information of the other party only for the purposes of exercising rights or performing obligations in connection with this BOA, and (ii) use at least reasonable care to protect from disclosure to any third parties any Confidential Information disclosed by the other party for a period from EMC’s issuance of the first Quote until three (3) years following the termination date of this BOA, except with respect to the Products, Evaluation Products and Support Tools, which shall remain Confidential Information until one of the exceptions stated in Section 1B applies. Notwithstanding the foregoing, (i) EMC may disclose Customer Confidential Information to a wholly-owned subsidiary or parent company for the purpose of fulfilling EMC’s obligations or exercising EMC’s rights hereunder so long as EMC and its subsidiaries comply with the confidentiality obligations above, and (ii) a receiving party may disclose Confidential Information pursuant to a valid order of a court or authorized government agency provided that the receiving party has given the disclosing party prompt notice so that the disclosing party will have an opportunity to defend, limit or protect against such disclosure.
7. OWNERSHIP AND RESTRICTIONS. Software provided under any Exhibit and Evaluation Products are licensed only. No title to, or ownership of, the Software or Evaluation Products is transferred to Customer. Customer shall reproduce and include copyright and other proprietary notices on and in any copies, including but not limited to partial, physical or electronic copies, of the Software and Evaluation Products. Neither Customer nor its Users shall modify, enhance, supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce to human readable form the Software or Evaluation Products without EMC’s prior written consent, nor shall Customer permit any third party to do the same.
8. INDEMNITY. EMC shall (i) defend Customer against any third party claim that a Product or Service infringes a patent or a copyright enforceable in a country that is a signatory to the Berne Convention, and (ii) pay the resulting costs and damages finally awarded against Customer by a court of competent jurisdiction or the amounts stated in a written settlement signed by EMC. The foregoing obligations are subject to the following: Customer (a) notifies EMC promptly in writing of such claim, (b) grants EMC sole control over the defense and settlement thereof, (c) reasonably cooperates in response to an EMC request for assistance, and (d) is not in material breach of this BOA. Should any such Product or Service become, or in EMC’s opinion be likely to become, the subject of such a claim, EMC may, at its option and expense, (1) procure for Customer the right to make continued use thereof, (2) replace or modify such so that it becomes non-

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infringing, (3) request return of the Product and, upon receipt thereof, refund the price paid by Customer, less straight-line depreciation based on a three year useful life for Products or (4) discontinue the Service and refund the portion of any pre-paid Service fee that corresponds to the period of Service discontinuation. EMC shall have no liability under this Section 8 to the extent that the alleged infringement arises out of or relates to: (A) the use or combination of a Product or Service with third party products or services, (B) use for a purpose or in a manner for which the Product or Service was not designed, (C) any modification made by anyone other than EMC or its authorized representatives, (D) any modifications to a Product or Service made by EMC pursuant to Customer’s specific instructions, (E) any technology owned or licensed by Customer from third parties, (F) any Evaluation Products, (G) EMC Select Products (defined in Section 10 below) or (H) use of any older version of the Software when use of a newer Software Release made available to Customer would have avoided the infringement. THIS SECTION STATES CUSTOMER’S SOLE AND EXCLUSIVE REMEDY AND EMC’S ENTIRE LIABILITY FOR THIRD PARTY INFRINGEMENT CLAIMS.
9. LIMITATION OF LIABILITY.
A Limitation on Direct Damages. EXCEPT WITH RESPECT TO CLAIMS ARISING UNDER SECTIONS 6 OR 8 OF THESE GENERAL TERMS AND CONDITIONS, EMC’S AND ITS SUPPLIER’S TOTAL LIABILITY AND CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM OF ANY TYPE WHATSOEVER, ARISING OUT OF PRODUCT OR SERVICE PROVIDED HEREUNDER, SHALL BE LIMITED TO PROVEN DIRECT DAMAGES CAUSED BY EMC’S SOLE NEGLIGENCE IN AN AMOUNT NOT TO EXCEED (i) US$1,000,000, FOR DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY; AND (ii) THE PRICE PAID BY CUSTOMER TO EMC FOR THE SPECIFIC SERVICE (CALCULATED ON AN ANNUAL BASIS, WHEN APPLICABLE) OR PRODUCT FROM WHICH SUCH CLAIM ARISES, FOR DAMAGE OF ANY TYPE NOT IDENTIFIED IN (i) ABOVE OR OTHERWISE EXCLUDED HEREUNDER.
B. No Indirect Damages. EXCEPT WITH RESPECT TO CLAIMS REGARDING VIOLATION OF EMC’S INTELLECTUAL PROPERTY RIGHTS OR CLAIMS ARISING UNDER SECTIONS 6 OR 8 ABOVE, NEITHER CUSTOMER NOR EMC (INCLUDING EMC’S SUPPLIERS) SHALL (a) HAVE LIABILITY TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, OR INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUES, DATA AND/OR USE), EVEN IF ADVISED OF THE POSSIBILITY THEREOF; AND (b) BRING ANY CLAIM BASED ON PRODUCT OR SERVICE PROVIDED HEREUNDER MORE THAN EIGHTEEN (18) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.
10. EMC SELECT PRODUCTS. Any third party products licensed or sold by EMC and identified as “EMC Select Products” are subject to the terms of the third party manufacturer’s agreement provided with the EMC Select Products. The EMC Select Products are identified at http://www.emc.com/partnersalliances/programs/select.jsp. If no such agreement is provided, the EMC Select Products are provided “AS IS.” EMC Select Products are not supported by EMC and Customer must contact such third party directly for support services. IN NO EVENT SHALL EMC BE LIABLE TO CUSTOMER FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE, THAT IN ANY WAY ARISE OUT OF OR RELATE TO ANY EMC SELECT PRODUCTS.
11. GOVERNMENT REGULATIONS. The Products and the technology included therein provided under this BOA are subject to governmental restrictions on exports from the U.S.; restrictions on exports from other countries in which such Products and technology included therein may be produced or located; disclosures of technology to foreign persons; exports from abroad of derivative products thereof; and the importation and/or use of such Products and technology included therein outside of the United States (collectively, “Export Laws”). Diversion contrary to U.S. law is expressly prohibited. Customer shall, at its sole expense, comply with all Export Laws and EMC export policies made available to Customer by EMC. Customer represents that it is not a Restricted Person, which shall be deemed to include any person or entity: (1) located in or a national of Cuba, Iran, Libya, North Korea, Sudan, Syria, or any other countries that may, from time to time, become subject to U.S. export controls for anti-terrorism reasons or with which U.S. persons are generally prohibited from engaging in financial transactions; or (2) on any restricted person or entity list maintained by any U.S. governmental agency. Certain information, products or technology may be subject to the International Traffic in Arms Regulations (“ITAR”). This information, products or technology shall only be exported, transferred or released to foreign nationals inside or outside the United States in compliance with ITAR.
12. TERMINATION. Either party may terminate this BOA or any Exhibit incorporated herein upon written notice due to the other party’s material breach of the applicable document; provided that such breach is not cured within thirty (30) days after the provision of written notice to the breaching party specifying the nature of such breach. Upon termination of the BOA, the following Sections hereof shall survive in accordance with their terms: 1, 2 (only if fees are due and owing at termination), 4C, 5B, 6, 7, 8, 9, 10, 11, 12, 13 and 14. Upon termination of only one or more Exhibits, the surviving provisions shall be as stated in the applicable Exhibits. Upon termination of both the BOA and all Exhibits, all sections identified in each document shall survive.
13. NOTICES. Any notices permitted or required under this BOA shall be in writing, and shall be deemed given when delivered (i) in person, (ii) by overnight courier, upon written confirmation of receipt, (iii) by certified or registered mail, with proof of delivery, (iv) by facsimile transmission with confirmation of receipt, or (v) by email, with confirmation of receipt. Notices shall be sent to the address, facsimile number or email address set forth above, or at such other address, facsimile number or email address as provided to the other party in writing.
14. MISCELLANEOUS. EMC may identify Customer for reference purposes. This BOA (i) is the complete statement of the agreement of the parties with regard to the subject matter hereof; and (ii) may be modified only by a writing signed by both parties. This BOA shall govern the purchase and/or license, as applicable, of Products by Customer pursuant to Quotes issued by EMC. In case of any conflict between a Quote and this BOA, this BOA shall control. Except for the payment of fees, neither party shall be liable under this BOA because of a failure or delay in performing its obligations hereunder on account of any force majeure event, such as strikes, riots, insurrection, terrorism, fires, natural disasters, acts of God, war, governmental action, or any other cause which is beyond the reasonable control of such party. Customer shall not assign this BOA or any right or delegate any performance without EMC’s prior written consent, which consent shall not be unreasonably withheld. Customer shall promptly notify EMC, and EMC may terminate this BOA on thirty days’ notice, if Customer merges with or is acquired by a third party or otherwise undergoes a change of control event. This BOA is governed by the laws of the Commonwealth of Massachusetts, excluding its conflict of law rules and excluding the U.N. Convention on Contracts for the International Sale of Goods. All terms of any purchase order or similar document provided by Customer, including but not limited to any pre-printed terms thereon and any terms that are inconsistent, add to or conflict with this BOA and/or a Quote, shall be null and void and of no legal force or effect. No waiver shall be deemed a waiver of any prior or subsequent default hereunder. If any part of this BOA is held unenforceable, the validity of the remaining provisions shall not be affected.

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IN WITNESS WHEREOF, the parties hereto have caused this BOA to be executed by their duly authorized representatives as of the Effective Date.

EMC CORPORATION	CUSTOMER

By (Sign):	By (Sign):

Name (Print):	Name (Print):

Title:	Title:

This BOA includes the following attached documents, when checked, which are incorporated herein by reference:
☐	Equipment Exhibit

☐	Application Software Exhibit

☐	Support Exhibit
If a specific document is not checked above as of the Effective Date, it will be incorporated by reference into this BOA when and if that document is separately executed by EMC and Customer.
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Exhibit L
Affiliated Companies
(Intentionally Blank)
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